UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-04409

Eaton Vance Municipals Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

July 31

Date of Fiscal Year End

July 31, 2013

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance Municipals Trust Annual Report July 31, 2013

Arizona    •    Connecticut    •     Minnesota    •    New Jersey    •    Pennsylvania

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. Each Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and is not subject to the CFTC regulation. Because of its management of other strategies, each Fund’s adviser is registered with the CFTC as a commodity pool operator.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report July 31, 2013

Eaton Vance

Municipal Income Funds

Table of Contents

Management’s Discussion of Fund Performance	2

Performance and Fund Profile

Arizona	4
Connecticut	6
Minnesota	8
New Jersey	10
Pennsylvania	12

Endnotes and Additional Disclosures	14

Fund Expenses	15

Financial Statements	18

Report of Independent Registered Public Accounting Firm	74

Federal Tax Information	75

Board of Trustees’ Contract Approval	76

Management and Organization	79

Important Notices	81

Eaton Vance

Municipal Income Funds

July 31, 2013

Management’s Discussion of Fund Performance1

Economic and Market Conditions

For the first nine months of the fiscal year ended July 31, 2013, two intertwined forces dominated fixed-income markets: a low interest-rate environment that drove investors to search for yield and investors’ increased appetite for risk. Highly accommodative monetary policies instituted by central banks around the world pushed interest rates to historic lows. The U.S. Federal Reserve (the Fed) acted twice during the period to maintain downward pressure on rates. In September 2012, the Fed began purchasing approximately $40 billion of agency mortgage-backed securities (MBS) monthly. This was in addition to its existing Operation Twist, the central bank’s swapping of its short-term holdings for long-term Treasury bonds. In December 2012, the Fed replaced Operation Twist, which was expiring, with outright purchases of approximately $45 billion of Treasuries each month. This extraordinary downward pressure on yields drove investors to look for other sources of income. One beneficiary was the municipal bond market, which rallied during the first nine months of the period in response to strong investor demand.

In late May 2013, however, Fed Chairman Ben Bernanke surprised the markets by indicating that the Fed’s $85 billion in monthly asset purchases, known collectively as quantitative easing, could slow down and end sooner than most investors had expected. The negative effect on the bond market was swift and dramatic. Investors rushed to sell assets in anticipation of rising interest rates, and nearly every fixed-income asset class declined dramatically in value. Historic outflows had a particularly significant effect on municipal bonds because, unlike other fixed-income asset classes, the municipal bond market can be dramatically impacted by the actions of small individual investors. Even after the Fed tried to temper its comments and calm the markets, moderating the outflows in other fixed-income classes, heavy selling in municipals continued through the end of the fiscal year. The Funds’ primary benchmark, the Barclays Municipal Bond Index (the Index)2 — an unmanaged index of municipal bonds traded in the U.S. — declined 2.19% for the one-year period, while the Barclays Long (22+) Year Municipal Bond Index lost 4.51%.

Adding to the pressure in the municipal market, the city of Detroit filed Chapter 9 bankruptcy on July 18. Although not a surprise, because the city’s fiscal problems have been well-documented for many years, the bankruptcy’s negative headlines injected additional fear into the municipal bond market. While Detroit’s general obligation bonds represented less than 6% of the city’s reported overall debt, investors were watching the case closely to see how the bonds would be treated by the federal bankruptcy court.

Fund Performance

For the fiscal year ended July 31, 2013, the Arizona, Connecticut and Minnesota Funds’ Class A shares at net asset value (NAV) lagged the -2.19% return of the Index, while the New Jersey and Pennsylvania Funds’ Class A shares at NAV outperformed the Index.

Generally speaking, the Funds’ overall strategy is to invest primarily in municipal bonds with maturities of ten years or more, in order to capture their typically higher yields and greater income stream. Management hedges to various degrees against the potential risk of volatility at the long end of the yield curve by using Treasury futures. As a risk management strategy, hedging is intended to moderate performance on both the upside and the downside. So in a period when municipal and Treasury bond prices declined sharply, the Funds’ hedging mitigated a portion of the Funds’ negative performance. Hedging was a notable contributor to relative results versus the Index for all five Funds.

For the Arizona, Connecticut and Pennsylvania Funds, leveraged6 investments detracted from relative results versus the Index. The Funds held leveraged investments in an effort to enhance tax-exempt income. The use of leveraged investments has the effect of achieving additional exposure to the municipal market and magnifies a fund’s exposure to its underlying investments in both up and down markets. As a result, during this period of negative performance by municipal bonds, leveraged investments hurt relative performance versus the Index.

In contrast, the Minnesota Fund had no exposure to leveraged investments, while the New Jersey Fund’s overall exposure to leveraged investments was not a significant factor in its performance.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance

Municipal Income Funds

July 31, 2013

Management’s Discussion of Fund Performance—continued

State-specific Results

Eaton Vance Arizona Municipal Income Fund Class A shares at NAV had a total return of -3.82%, trailing the -2.19% return of the Index. Leveraged investments, as noted earlier, detracted from relative results versus the Index, as did an overweighting relative to the Index and security selection in bonds issued by the Commonwealth of Puerto Rico. An overweighting relative to the Index in bonds with maturities of 10 to 30 years was also detrimental to performance, as bonds on the shorter end of the yield curve were less affected by the rise in rates and delivered better performance versus the Index during the period. Contributors to relative results versus the Index included the Fund’s hedging strategy and an overweighting relative to the Index in escrowed/ prerefunded bonds.

Eaton Vance Connecticut Municipal Income Fund Class A shares at NAV returned -4.62%, underperforming the -2.19% return of the Index. Key detractors from performance versus the Index included an overweighting relative to the Index in Commonwealth of Puerto Rico bonds, exposure to leveraged investments and an overweighting relative to the Index in bonds with maturities of 10 to 30 years. In contrast, the Fund’s hedging strategy, as well as an overweighting relative to the Index and stock selection in bonds rated BBB7 and below, were notable contributors to relative performance versus the Index.

Eaton Vance Minnesota Municipal Income Fund Class A shares at NAV returned -2.43%, lagging the -2.19% return of the Index. An overweighting relative to the Index in bonds with maturities of 10 to 30 years and in 4% coupon bonds were the major detractors from results versus the Index. Contributors to performance versus the Index included the Fund’s hedging strategy, an overweighting in housing sector bonds relative to the Index, and an underweighting in Commonwealth of Puerto Rico bonds relative to the Index.

Eaton Vance New Jersey Municipal Income Fund Class A shares at NAV returned -2.12%, modestly outperforming the -2.19% return of the Index. The Fund’s hedging strategy, as well as security selection in bonds with maturities of 30 years or more, contributed to relative performance versus the Index. An overweighting relative to the Index in 0%-3% coupon bonds detracted from results versus the

Index, as did an overweighting relative to the Index and security selection in bonds with maturities of 10 to 20 years.

Eaton Vance Pennsylvania Municipal Income Fund Class A shares at NAV returned -0.70%, outpacing the -2.19% return of the Index. The primary contributors to relative results versus the Index were the Fund’s hedging strategy and an overweighting in escrowed/prerefunded bonds relative to the Index. Key detractors included exposure to leveraged investments, an overweighting in Commonwealth of Puerto Rico bonds relative to the Index and the Fund’s longer average call protection than the Index. Longer call protection made the Fund’s effective maturity longer during a period when longer-maturity issues underperformed.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance

Arizona Municipal Income Fund

July 31, 2013

Performance2,3

Portfolio Manager Craig R. Brandon, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	12/13/1993	07/25/1991	–3.82%	4.47%	4.20%
Class A with 4.75% Maximum Sales Charge	—	—	–8.38	3.46	3.69
Class B at NAV	07/25/1991	07/25/1991	–4.53	3.68	3.43
Class B with 5% Maximum Sales Charge	—	—	–9.16	3.33	3.43
Class C at NAV	12/16/2005	07/25/1991	–4.52	3.68	3.43
Class C with 1% Maximum Sales Charge	—	—	–5.45	3.68	3.43
Class I at NAV	08/03/2010	07/25/1991	–3.53	4.59	4.26
Barclays Municipal Bond Index	—	—	–2.19%	5.06%	4.70%
Barclays 20 Year Municipal Bond Index	—	—	–3.74	5.74	5.34

% Total Annual Operating Expense Ratios[4]		Class A	Class B	Class C	Class I
Gross		0.76%	1.51%	1.51%	0.56%
Net		0.74	1.49	1.49	0.54

% Distribution Rates/Yields[5]		Class A	Class B	Class C	Class I
Distribution Rate		3.89%	3.12%	3.12%	4.10%
Taxable-Equivalent Distribution Rate		7.20	5.77	5.77	7.59
SEC 30-day Yield		2.87	2.26	2.26	3.21
Taxable-Equivalent SEC 30-day Yield		5.31	4.18	4.18	5.94

% Total Leverage[6]
Residual Interest Bond (RIB)					2.36%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class B	$10,000	07/31/2003	$14,021	N.A.
Class C	$10,000	07/31/2003	$14,021	N.A.
Class I	$250,000	07/31/2003	$379,505	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

4

Eaton Vance

Arizona Municipal Income Fund

July 31, 2013

Fund Profile

Credit Quality (% of total investments)7

The above chart includes the ratings of securities held by special purpose vehicles established in connection with the RIB financing.6 Absent such securities, credit quality (% of total investments) is as follows:7

AAA	26.4%	B	0.5%
AA	42.9	CCC	0.9
A	15.2	Not Rated	5.0
BBB	9.1

See Endnotes and Additional Disclosures in this report.

5

Eaton Vance

Connecticut Municipal Income Fund

July 31, 2013

Performance2,3

Portfolio Manager William H. Ahern, Jr., CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	04/19/1994	05/01/1992	–4.62%	4.04%	3.65%
Class A with 4.75% Maximum Sales Charge	—	—	–9.19	3.03	3.14
Class B at NAV	05/01/1992	05/01/1992	–5.28	3.28	2.89
Class B with 5% Maximum Sales Charge	—	—	–9.88	2.93	2.89
Class C at NAV	02/09/2006	05/01/1992	–5.27	3.28	2.89
Class C with 1% Maximum Sales Charge	—	—	–6.19	3.28	2.89
Class I at NAV	03/03/2008	05/01/1992	–4.52	4.24	3.75
Barclays Municipal Bond Index	—	—	–2.19%	5.06%	4.70%
Barclays 20 Year Municipal Bond Index	—	—	–3.74	5.74	5.34

% Total Annual Operating Expense Ratios[4]		Class A	Class B	Class C	Class I
Gross		0.80%	1.55%	1.55%	0.59%
Net		0.75	1.50	1.50	0.54

% Distribution Rates/Yields[5]		Class A	Class B	Class C	Class I
Distribution Rate		3.85%	3.08%	3.08%	4.06%
Taxable-Equivalent Distribution Rate		7.29	5.83	5.83	7.69
SEC 30-day Yield		3.13	2.53	2.54	3.49
Taxable-Equivalent SEC 30-day Yield		5.93	4.79	4.81	6.61

% Total Leverage[6]
RIB					6.40%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class B	$10,000	07/31/2003	$13,303	N.A.
Class C	$10,000	07/31/2003	$13,301	N.A.
Class I	$250,000	07/31/2003	$361,507	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

6

Eaton Vance

Connecticut Municipal Income Fund

July 31, 2013

Fund Profile

Credit Quality (% of total investments)7

The above chart includes the ratings of securities held by special purpose vehicles established in connection with the RIB financing.6 Absent such securities, credit quality (% of total investments) is as follows:7

AAA	11.2%	BBB	8.6%
AA	43.4	BB	2.6
A	32.3	Not Rated	1.9

See Endnotes and Additional Disclosures in this report.

7

Eaton Vance

Minnesota Municipal Income Fund

July 31, 2013

Performance2,3

Portfolio Manager Craig R. Brandon, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	12/09/1993	07/29/1991	–2.43%	4.57%	4.39%
Class A with 4.75% Maximum Sales Charge	—	—	–7.09	3.55	3.88
Class B at NAV	07/29/1991	07/29/1991	–3.15	3.81	3.62
Class B with 5% Maximum Sales Charge	—	—	–7.88	3.46	3.62
Class C at NAV	12/21/2005	07/29/1991	–3.16	3.74	3.58
Class C with 1% Maximum Sales Charge	—	—	–4.11	3.74	3.58
Class I at NAV	08/03/2010	07/29/1991	–2.23	4.69	4.45
Barclays Municipal Bond Index	—	—	–2.19%	5.06%	4.70%
Barclays 20 Year Municipal Bond Index	—	—	–3.74	5.74	5.34

% Total Annual Operating Expense Ratios[4]		Class A	Class B	Class C	Class I
		0.72%	1.47%	1.47%	0.52%

% Distribution Rates/Yields[5]		Class A	Class B	Class C	Class I
Distribution Rate		3.30%	2.53%	2.54%	3.51%
Taxable-Equivalent Distribution Rate		6.47	4.96	4.98	6.88
SEC 30-day Yield		2.74	2.12	2.13	3.08
Taxable-Equivalent SEC 30-day Yield		5.37	4.15	4.17	6.04

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class B	$10,000	07/31/2003	$14,272	N.A.
Class C	$10,000	07/31/2003	$14,214	N.A.
Class I	$250,000	07/31/2003	$386,395	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

8

Eaton Vance

Minnesota Municipal Income Fund

July 31, 2013

Fund Profile

Credit Quality (% of total investments)7

See Endnotes and Additional Disclosures in this report.

9

Eaton Vance

New Jersey Municipal Income Fund

July 31, 2013

Performance2,3

Portfolio Manager Adam Weigold, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	04/13/1994	01/08/1991	–2.12%	3.70%	3.62%
Class A with 4.75% Maximum Sales Charge	—	—	–6.79	2.70	3.12
Class C at NAV	12/14/2005	01/08/1991	–2.81	2.91	2.85
Class C with 1% Maximum Sales Charge	—	—	–3.75	2.91	2.85
Class I at NAV	03/03/2008	01/08/1991	–1.93	3.88	3.73
Barclays Municipal Bond Index	—	—	–2.19%	5.06%	4.70%
Barclays 20 Year Municipal Bond Index	—	—	–3.74	5.74	5.34

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
Gross			0.83%	1.58%	0.63%
Net			0.76	1.51	0.56

% Distribution Rates/Yields[5]			Class A	Class C	Class I
Distribution Rate			4.35%	3.58%	4.55%
Taxable-Equivalent Distribution Rate			8.44	6.95	8.83
SEC 30-day Yield			3.70	3.13	4.09
Taxable-Equivalent SEC 30-day Yield			7.18	6.07	7.94

% Total Leverage[6]
RIB					9.11%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	07/31/2003	$13,243	N.A.
Class I	$250,000	07/31/2003	$360,682	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

10

Eaton Vance

New Jersey Municipal Income Fund

July 31, 2013

Fund Profile

Credit Quality (% of total investments)7

The above chart includes the ratings of securities held by special purpose vehicles established in connection with the RIB financing.6 Absent such securities, credit quality (% of total investments) is as follows:7

AAA	6.4%	BBB	19.4%
AA	30.3	B	1.5
A	39.1	Not Rated	3.3

See Endnotes and Additional Disclosures in this report.

11

Eaton Vance

Pennsylvania Municipal Income Fund

July 31, 2013

Performance2,3

Portfolio Manager Adam Weigold, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	06/01/1994	01/08/1991	–0.70%	3.66%	3.71%
Class A with 4.75% Maximum Sales Charge	—	—	–5.44	2.65	3.21
Class B at NAV	01/08/1991	01/08/1991	–1.39	2.92	2.97
Class B with 5% Maximum Sales Charge	—	—	–6.17	2.57	2.97
Class C at NAV	01/13/2006	01/08/1991	–1.39	2.90	2.95
Class C with 1% Maximum Sales Charge	—	—	–2.35	2.90	2.95
Class I at NAV	03/03/2008	01/08/1991	–0.37	3.93	3.86
Barclays Municipal Bond Index	—	—	–2.19%	5.06%	4.70%
Barclays 20 Year Municipal Bond Index	—	—	–3.74	5.74	5.34

% Total Annual Operating Expense Ratios[4]		Class A	Class B	Class C	Class I
Gross		0.82%	1.57%	1.57%	0.62%
Net		0.77	1.52	1.52	0.57

% Distribution Rates/Yields[5]		Class A	Class B	Class C	Class I
Distribution Rate		4.19%	3.42%	3.42%	4.39%
Taxable-Equivalent Distribution Rate		7.64	6.23	6.23	8.00
SEC 30-day Yield		3.06	2.47	2.47	3.42
Taxable-Equivalent SEC 30-day Yield		5.58	4.50	4.50	6.23

% Total Leverage[6]
RIB					6.01%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class B	$10,000	07/31/2003	$13,398	N.A.
Class C	$10,000	07/31/2003	$13,376	N.A.
Class I	$250,000	07/31/2003	$365,328	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

12

Eaton Vance

Pennsylvania Municipal Income Fund

July 31, 2013

Fund Profile

Credit Quality (% of total investments)7

The above chart includes the ratings of securities held by special purpose vehicles established in connection with the RIB financing.6 Absent such securities, credit quality (% of total investments) is as follows:7

AAA	1.3%	BBB	4.6%
AA	42.0	B	0.5
A	47.6	Not Rated	4.0

See Endnotes and Additional Disclosures in this report.

13

Eaton Vance

Municipal Income Funds

July 31, 2013

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Barclays Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. Barclays 20 Year Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. with maturities ranging from 17-22 years. Barclays Long (22+) Year Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. with maturities of 22 years or more. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the financial highlights included in the financial statements is not linked. In the performance table, the performance of Class C is linked to Class B and the performance of Class I is linked to Class A. For the New Jersey Municipal Income Fund, Class B shares were converted to Class A shares.

[4]

Total annual operating expense ratios are as stated in the Fund’s most recent prospectus. Net expense ratio excludes interest expense relating to the Fund’s liability with respect to floating rate notes held by third parties in conjunction with residual interest bond transactions by the Fund. The Fund also records offsetting interest income in an amount equal to this expense relating to the municipal obligations underlying such transactions and, as a result, net asset value and performance have not been affected by this expense.

[5]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV at the end of the period. The Fund’s distributions may be composed of ordinary income, tax-exempt income, net realized capital gains and return of capital. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. As portfolio and market conditions change, the rate of distributions paid by the Fund could change. Taxable-equivalent performance is based on the highest combined federal and state income tax rates, where applicable. Lower tax rates would result in lower tax-equivalent performance. Actual tax rates will vary depending on your income, exemptions and deductions. Rates do not include local taxes. SEC Yield is a standardized measure based on the estimated yield to maturity of a fund’s investments over a 30-day period and is based on the maximum offer price at the date specified. The SEC Yield is not based on the distributions made by the Fund, which may differ.

[6]

Fund employs RIB financing. The leverage created by RIB investments provides an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of NAV). The cost of leverage rises and falls with changes in short-term interest rates. See “Floating Rate Notes Issued in Conjunction with Securities Held” in the notes to the financial statements for more information about RIB financing. RIB leverage represents the amount of Floating Rate Notes outstanding at period end as a percentage of Fund net assets plus Floating Rate Notes. Floating Rate Notes reflect adjustments for executed but unsettled RIB transactions, if applicable.

[7]

Ratings are based on Moody’s, S&P or Fitch, as applicable. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by Standard and Poor’s or Fitch (Baa or higher by Moody’s) are considered to be investment grade quality. Credit ratings are based largely on the rating agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. If securities are rated differently by the rating agencies, the higher rating is applied. Holdings designated as “Not Rated” are not rated by the national rating agencies stated above.

Fund profile subject to change due to active management.

14

Eaton Vance

Municipal Income Funds

July 31, 2013

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2013 – July 31, 2013).

Actual Expenses:  The first section of each table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of each table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in each table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance Arizona Municipal Income Fund

	Beginning Account Value (2/1/13)	Ending Account Value (7/31/13)	Expenses Paid During Period* (2/1/13 – 7/31/13)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$944.50	$3.66	0.76%
Class B	$1,000.00	$940.20	$7.26	1.51%
Class C	$1,000.00	$941.10	$7.27	1.51%
Class I	$1,000.00	$945.50	$2.70	0.56%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.00	$3.81	0.76%
Class B	$1,000.00	$1,017.30	$7.55	1.51%
Class C	$1,000.00	$1,017.30	$7.55	1.51%
Class I	$1,000.00	$1,022.00	$2.81	0.56%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on January 31, 2013.

15

Eaton Vance

Municipal Income Funds

July 31, 2013

Fund Expenses — continued

Eaton Vance Connecticut Municipal Income Fund

	Beginning Account Value (2/1/13)	Ending Account Value (7/31/13)	Expenses Paid During Period* (2/1/13 – 7/31/13)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$942.90	$3.76	0.78%
Class B	$1,000.00	$940.00	$7.36	1.53%
Class C	$1,000.00	$940.10	$7.36	1.53%
Class I	$1,000.00	$943.90	$2.80	0.58%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.90	$3.91	0.78%
Class B	$1,000.00	$1,017.20	$7.65	1.53%
Class C	$1,000.00	$1,017.20	$7.65	1.53%
Class I	$1,000.00	$1,021.90	$2.91	0.58%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on January 31, 2013.

Eaton Vance Minnesota Municipal Income Fund

	Beginning Account Value (2/1/13)	Ending Account Value (7/31/13)	Expenses Paid During Period* (2/1/13 – 7/31/13)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$955.70	$3.49	0.72%
Class B	$1,000.00	$951.60	$7.11	1.47%
Class C	$1,000.00	$951.60	$7.11	1.47%
Class I	$1,000.00	$955.70	$2.47	0.51%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.20	$3.61	0.72%
Class B	$1,000.00	$1,017.50	$7.35	1.47%
Class C	$1,000.00	$1,017.50	$7.35	1.47%
Class I	$1,000.00	$1,022.30	$2.56	0.51%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on January 31, 2013.

16

Eaton Vance

Municipal Income Funds

July 31, 2013

Fund Expenses — continued

Eaton Vance New Jersey Municipal Income Fund

	Beginning Account Value (2/1/13)	Ending Account Value (7/31/13)	Expenses Paid During Period* (2/1/13 – 7/31/13)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$943.90	$4.00	0.83%
Class C	$1,000.00	$939.60	$7.60	1.58%
Class I	$1,000.00	$943.90	$3.04	0.63%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.70	$4.16	0.83%
Class C	$1,000.00	$1,017.00	$7.90	1.58%
Class I	$1,000.00	$1,021.70	$3.16	0.63%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on January 31, 2013.

Eaton Vance Pennsylvania Municipal Income Fund

	Beginning Account Value (2/1/13)	Ending Account Value (7/31/13)	Expenses Paid During Period* (2/1/13 – 7/31/13)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$956.70	$3.93	0.81%
Class B	$1,000.00	$953.20	$7.55	1.56%
Class C	$1,000.00	$953.20	$7.55	1.56%
Class I	$1,000.00	$957.90	$2.96	0.61%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.80	$4.06	0.81%
Class B	$1,000.00	$1,017.10	$7.80	1.56%
Class C	$1,000.00	$1,017.10	$7.80	1.56%
Class I	$1,000.00	$1,021.80	$3.06	0.61%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on January 31, 2013.

17

Eaton Vance

Arizona Municipal Income Fund

July 31, 2013

Portfolio of Investments

Tax-Exempt Investments — 101.7%

Security	Principal Amount (000’s omitted)	Value

Bond Bank — 1.6%
Arizona Water Infrastructure Finance Authority, 5.00%, 10/1/30	$1,000	$1,104,310

		$1,104,310

Education — 5.9%
Arizona Board of Regents, (Arizona State University), 5.00%, 7/1/37	$1,000	$1,031,160
Arizona Board of Regents, (University of Arizona), 5.00%, 6/1/33	1,500	1,557,570
Glendale Industrial Development Authority, (Midwestern University), 5.00%, 5/15/25	1,500	1,577,970

		$4,166,700

Electric Utilities — 8.7%
Maricopa County Pollution Control Corp., (Arizona Public Service Co.), 6.00% to 5/1/14 (Put Date), 5/1/29	$500	$517,680
Pima County Industrial Development Authority, (Tucson Electric Power Co.), 5.25%, 10/1/40	1,500	1,453,485
Pinal County Electrical District No. 3, 5.25%, 7/1/36	1,000	1,028,640
Salt River Agricultural Improvement and Power District, 5.00%, 1/1/33	1,000	1,041,950
Salt River Agricultural Improvement and Power District, 5.00%, 1/1/39(1)	2,000	2,043,380

		$6,085,135

Escrowed / Prerefunded — 10.6%
Maricopa County, SFMR, Escrowed to Maturity, 0.00%, 2/1/16	$3,000	$2,932,830
Phoenix Industrial Development Authority, SFMR, Escrowed to Maturity, 0.00%, 12/1/14	3,500	3,483,795
Tempe, Prerefunded to 7/1/14, 3.75%, 7/1/24	1,000	1,032,640

		$7,449,265

General Obligations — 3.8%
Maricopa County Community College District, 3.00%, 7/1/23	$785	$786,264
Tempe, 5.375%, 7/1/21	1,600	1,903,248

		$2,689,512

Health Care – Miscellaneous — 3.7%
Arizona Health Facilities Authority, (Blood Systems, Inc.), 4.75%, 4/1/25	$1,750	$1,761,445
Yavapai County Industrial Development Authority, (West Yavapai Guidance Clinic), 6.25%, 12/1/36	445	436,656
Yavapai County Industrial Development Authority, (West Yavapai Guidance Clinic), 6.625%, 8/15/24	410	410,227

		$2,608,328

Security	Principal Amount (000’s omitted)	Value

Hospital — 12.9%
Arizona Health Facilities Authority, (Banner Health System), 5.00%, 1/1/35	$2,000	$2,040,380
Glendale Industrial Development Authority, (John C. Lincoln Health Network), 5.00%, 12/1/28	1,275	1,278,392
Glendale Industrial Development Authority, (John C. Lincoln Health Network), 5.00%, 12/1/32	750	736,725
Maricopa County Industrial Development Authority, (Catholic Healthcare West), 5.25%, 7/1/32	1,000	1,031,870
Maricopa County Industrial Development Authority, (Catholic Healthcare West), 5.50%, 7/1/26	500	518,950
Maricopa County Industrial Development Authority, (Mayo Clinic), 5.00%, 11/15/36	1,450	1,458,888
Scottsdale Industrial Development Authority, (Scottsdale Healthcare), 5.25%, 9/1/30	1,500	1,500,180
Yavapai County Industrial Development Authority, (Yavapai Regional Medical Center), 5.25%, 8/1/33(2)	500	490,000

		$9,055,385

Industrial Development Revenue — 1.5%
Maricopa County Pollution Control Corp., (El Paso Electric Co.), 4.50%, 8/1/42	$450	$409,347
Phoenix Industrial Development Authority, (America West Airlines, Inc.), (AMT), 6.25%, 6/1/19	650	649,974

		$1,059,321

Insured – Electric Utilities — 2.0%
Mesa Utility Systems, (FGIC), (NPFG), 5.00%, 7/1/23	$1,000	$1,144,140
Puerto Rico Electric Power Authority, (NPFG), 5.25%, 7/1/29	320	296,522

		$1,440,662

Insured – Escrowed / Prerefunded — 1.6%
Maricopa County Industrial Development Authority, (Samaritan Health Services), (NPFG), Escrowed to Maturity, 7.00%, 12/1/16	$1,000	$1,121,100

		$1,121,100

Insured – General Obligations — 7.5%
Apache Junction Unified School District No. 43, (AGM), 5.00%, 7/1/24	$1,200	$1,372,680
Goodyear, (NPFG), 3.00%, 7/1/26	630	573,791
Maricopa County Elementary School District No. 3, (AGM), 5.00%, 7/1/25	2,920	3,334,553

		$5,281,024

18	See Notes to Financial Statements.

Eaton Vance

Arizona Municipal Income Fund

July 31, 2013

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Insured – Hospital — 1.8%
Arizona Health Facilities Authority, (Arizona Healthcare Systems), (FGIC), (NPFG), 5.50%, 6/1/15	$1,195	$1,271,982

		$1,271,982

Insured – Lease Revenue / Certificates of Participation — 2.5%
Phoenix Civic Improvement Corp., (Civic Plaza), (FGIC), (NPFG), 5.50%, 7/1/41	$1,635	$1,731,727

		$1,731,727

Insured – Special Tax Revenue — 2.3%
Arizona Sports and Tourism Authority, (Multipurpose Stadium Facility), (NPFG), 4.50%, 7/1/24	$915	$938,250
Glendale Transportation, Excise Tax Revenue, (NPFG), 4.50%, 7/1/32	580	583,086
Puerto Rico Sales Tax Financing Corp., (NPFG), 0.00%, 8/1/45	495	60,573

		$1,581,909

Insured – Transportation — 3.9%
Pima County, Street and Highway Revenue, (AMBAC), 3.25%, 7/1/22	$1,000	$1,010,090
Puerto Rico Highway and Transportation Authority, (AGC), (CIFG), 5.25%, 7/1/41(3)(4)	1,900	1,731,869

		$2,741,959

Insured – Water and Sewer — 1.6%
Phoenix Civic Improvement Corp., Wastewater System Revenue, (AGM), (NPFG), 5.00%, 7/1/37	$1,135	$1,145,669

		$1,145,669

Lease Revenue / Certificates of Participation — 1.3%
Mohave County Industrial Development Authority, (Mohave Prison LLC), 8.00%, 5/1/25	$750	$896,250

		$896,250

Other Revenue — 1.8%
Children’s Trust Fund, PR, Tobacco Settlement, 0.00%, 5/15/55	$10,765	$326,179
Salt Verde Financial Corp., Senior Gas Revenue, 5.00%, 12/1/37	1,000	958,780

		$1,284,959

Security	Principal Amount (000’s omitted)	Value

Senior Living / Life Care — 0.3%
Tempe Industrial Development Authority, (Friendship Village of Tempe), 6.00%, 12/1/32	$230	$231,927

		$231,927

Special Tax Revenue — 19.0%
Arizona Sports and Tourism Authority, (Multipurpose Stadium Facility), 5.00%, 7/1/30	$1,000	$1,021,610
Gilbert Public Facilities Municipal Property Corp., 5.50%, 7/1/27	1,000	1,075,030
Guam, Limited Obligation Bonds, 5.625%, 12/1/29	270	279,933
Guam, Limited Obligation Bonds, 5.75%, 12/1/34	295	305,729
Mesa, Excise Tax Revenue, 5.00%, 7/1/32	1,500	1,571,370
Pima County Regional Transportation Authority, Excise Tax Revenue, 5.00%, 6/1/24	2,000	2,223,080
Puerto Rico Sales Tax Financing Corp., 5.25%, 8/1/57(3)(4)	1,000	945,640
Scottsdale Municipal Property Corp., 5.00%, 7/1/30	2,500	2,759,575
Scottsdale Municipal Property Corp., 5.00%, 7/1/34	1,000	1,083,610
Tempe, Transit Excise Tax Revenue, 5.00%, 7/1/33	1,000	1,038,500
Tempe, Transit Excise Tax Revenue, 5.00%, 7/1/37	1,000	1,036,350

		$13,340,427

Transportation — 7.4%
Arizona Transportation Board, Highway Revenue, 5.00%, 7/1/32	$3,000	$3,177,900
Phoenix Civic Improvement Corp., Airport Revenue, (AMT), 5.00%, 7/1/31	2,000	2,032,760

		$5,210,660

Total Tax-Exempt Investments — 101.7% (identified cost $69,761,850)		$71,498,211

Other Assets, Less Liabilities — (1.7)%		$(1,176,508)

Net Assets — 100.0%		$70,321,703

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

19	See Notes to Financial Statements.

Eaton Vance

Arizona Municipal Income Fund

July 31, 2013

Portfolio of Investments — continued

AGC	–	Assured Guaranty Corp.
AGM	–	Assured Guaranty Municipal Corp.
AMBAC	–	AMBAC Financial Group, Inc.
AMT	–	Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.
CIFG	–	CIFG Assurance North America, Inc.
FGIC	–	Financial Guaranty Insurance Company
NPFG	–	National Public Finance Guaranty Corp.
SFMR	–	Single Family Mortgage Revenue

The Fund invests primarily in debt securities issued by Arizona municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at July 31, 2013, 22.8% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution or financial guaranty assurance agency ranged from 1.4% to 12.4% of total investments.

(1)	Security (or a portion thereof) has been segregated to cover payable for when-issued securities.

(2)	When-issued security.

(3)	Security represents the municipal bond held by a trust that issues residual interest bonds (see Note 1I).

(4)	Security (or a portion thereof) has been pledged as collateral for residual interest bond transactions. The aggregate value of such collateral is $977,509.

20	See Notes to Financial Statements.

Eaton Vance

Connecticut Municipal Income Fund

July 31, 2013

Portfolio of Investments

Tax-Exempt Investments — 105.9%

Security	Principal Amount (000’s omitted)	Value

Bond Bank — 2.7%
Connecticut, (Revolving Fund), 5.00%, 6/1/24	$1,000	$1,153,480
Connecticut, (Revolving Fund), 5.00%, 6/1/25	1,500	1,710,195

		$2,863,675

Education — 14.8%
Connecticut Health and Educational Facilities Authority, (Brunswick School), 5.00%, 7/1/31	$500	$523,040
Connecticut Health and Educational Facilities Authority, (Brunswick School), 5.00%, 7/1/32	1,125	1,171,777
Connecticut Health and Educational Facilities Authority, (Connecticut College), 5.00%, 7/1/30	1,255	1,316,608
Connecticut Health and Educational Facilities Authority, (Fairfield University), 5.00%, 7/1/34	1,000	1,015,580
Connecticut Health and Educational Facilities Authority, (Fairfield University), 5.00%, 7/1/40	1,500	1,524,480
Connecticut Health and Educational Facilities Authority, (Norwich Free Academy), 4.00%, 7/1/34	805	747,692
Connecticut Health and Educational Facilities Authority, (Sacred Heart University), 5.00%, 7/1/21	1,005	1,083,581
Connecticut Health and Educational Facilities Authority, (Wesleyan University), 5.00%, 7/1/39	2,000	2,063,600
Connecticut Health and Educational Facilities Authority, (Yale University), 4.85%, 7/1/37(1)	5,000	5,178,200
University of Connecticut, 5.00%, 11/15/29	1,000	1,074,480

		$15,699,038

Electric Utilities — 5.6%
Connecticut Development Authority, (Connecticut Light and Power Co.), 4.375%, 9/1/28	$3,015	$3,015,904
Connecticut Municipal Electric Energy Cooperative, 5.00%, 1/1/30	805	849,066
Connecticut Transmission Municipal Electric Energy Cooperative, 5.00%, 1/1/42	2,000	2,046,820

		$5,911,790

General Obligations — 22.2%
Bridgeport, 5.00%, 2/15/32	$660	$669,148
Connecticut, 4.875%, 11/1/20	1,475	1,662,649
Connecticut, 5.00%, 2/15/29	1,000	1,097,020
Danbury, 4.00%, 8/1/26	380	393,224
Danbury, 4.00%, 8/1/27	1,000	1,022,290
East Lyme, 4.00%, 7/15/22	350	385,336
East Lyme, 4.00%, 7/15/23	525	573,158

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)
East Lyme, 4.25%, 7/15/24	$250	$275,563
East Lyme, 4.25%, 7/15/25	250	271,258
Fairfield, 4.25%, 7/15/26	250	259,055
Fairfield, 5.00%, 1/1/23	1,000	1,186,440
Hartford, 5.00%, 4/1/31	1,500	1,552,230
Hartford County Metropolitan District, 5.00%, 7/15/34	2,020	2,126,070
North Haven, 5.00%, 7/15/23	1,475	1,758,347
North Haven, 5.00%, 7/15/25	1,490	1,764,279
Norwalk, 4.00%, 7/1/26	1,975	2,069,899
Norwalk, 4.00%, 7/15/27	1,000	1,024,570
Redding, 5.50%, 10/15/18	400	484,116
Redding, 5.625%, 10/15/19	650	803,185
Stamford, 4.00%, 7/1/25	370	393,347
University of Connecticut, State General Obligation, 5.00%, 2/15/21	1,315	1,497,838
University of Connecticut, State General Obligation, 5.00%, 2/15/28	875	951,947
Wilton, 5.25%, 7/15/18	535	637,881
Wilton, 5.25%, 7/15/19	535	647,291

		$23,506,141

Hospital — 6.4%
Connecticut Health and Educational Facilities Authority, (Ascension Health), 5.00%, 11/15/40	$2,500	$2,523,975
Connecticut Health and Educational Facilities Authority, (Lawrence & Memorial Hospital), 5.00%, 7/1/31	1,000	1,024,580
Connecticut Health and Educational Facilities Authority, (Middlesex Hospital), 5.00%, 7/1/24	1,000	1,066,210
Connecticut Health and Educational Facilities Authority, (Western Connecticut Health Network), 5.00%, 7/1/29	1,000	1,029,930
Connecticut Health and Educational Facilities Authority, (Yale-New Haven Hospital), 5.75%, 7/1/34	1,000	1,085,300

		$6,729,995

Industrial Development Revenue — 4.3%
Eastern Connecticut Resource Recovery Authority, (Wheelabrator Lisbon), (AMT), 5.50%, 1/1/20	$4,500	$4,504,500

		$4,504,500

Insured – Education — 16.1%
Connecticut Health and Educational Facilities Authority, (Loomis Chaffee School), (AMBAC), 5.25%, 7/1/30	$1,950	$2,217,755
Connecticut Health and Educational Facilities Authority, (Loomis Chaffee School), (AMBAC), 5.25%, 7/1/31	2,050	2,334,396

21	See Notes to Financial Statements.

Eaton Vance

Connecticut Municipal Income Fund

July 31, 2013

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Insured – Education (continued)
Connecticut Health and Educational Facilities Authority, (Quinnipiac University), (BHAC), (NPFG), 5.00%, 7/1/37	$1,920	$1,934,054
Connecticut Health and Educational Facilities Authority, (Quinnipiac University), (NPFG), 5.75%, 7/1/33	2,500	2,766,850
Connecticut Health and Educational Facilities Authority, (Sacred Heart University), (AGM), 5.00%, 7/1/28	500	517,065
Connecticut Health and Educational Facilities Authority, (Trinity College), (NPFG), 5.50%, 7/1/21	5,305	6,206,373
University of Connecticut, (FGIC), (NPFG), 5.00%, 2/15/24	1,000	1,100,250

		$17,076,743

Insured – Electric Utilities — 2.8%
Puerto Rico Electric Power Authority, (NPFG), 5.50%, 7/1/16	$2,840	$2,995,717

		$2,995,717

Insured – Escrowed / Prerefunded — 2.0%
Connecticut Health and Educational Facilities Authority, (Connecticut Children’s Medical Center), (NPFG), Prerefunded to 7/1/14, 5.00%, 7/1/21	$2,000	$2,087,020

		$2,087,020

Insured – General Obligations — 5.2%
Bridgeport, (AGM), 4.00%, 8/15/21	$1,500	$1,594,095
Connecticut, (AMBAC), 5.25%, 6/1/20	1,000	1,191,860
Hartford, (AGC), 5.00%, 8/15/28	1,000	1,053,160
Hartford, (AGM), 5.00%, 4/1/31	440	455,937
Hartford, (AGM), Prerefunded to 4/1/22, 5.00%, 4/1/31	185	220,440
Puerto Rico, (FGIC), 5.50%, 7/1/21	1,000	982,060

		$5,497,552

Insured – Hospital — 1.0%
Connecticut Health and Educational Facilities Authority, (William W. Backus Hospital), (AGM), 5.125%, 7/1/35	$1,000	$1,012,950

		$1,012,950

Insured – Industrial Development Revenue — 0.9%
Connecticut Development Authority, (Signature Flight Support Corp.), (AGM), (AMT), 6.625%, 12/1/14	$1,020	$1,006,210

		$1,006,210

Insured – Transportation — 5.3%
Guam International Airport Authority, (NPFG), 5.25%, 10/1/23	$500	$503,405
Puerto Rico Highway and Transportation Authority, (AGC), (CIFG), 5.25%, 7/1/41(1)(2)	3,900	3,554,889

Security	Principal Amount (000’s omitted)	Value

Insured – Transportation (continued)
Puerto Rico Highway and Transportation Authority, (AMBAC), 0.00%, 7/1/16	$1,750	$1,533,053

		$5,591,347

Insured – Water and Sewer — 5.0%
South Central Connecticut Regional Water Authority, (NPFG), 5.25%, 8/1/24	$3,420	$4,026,708
South Central Connecticut Regional Water Authority, (NPFG), 5.25%, 8/1/32	1,200	1,274,604

		$5,301,312

Lease Revenue / Certificates of Participation — 2.4%
Puerto Rico Public Finance Corp., Escrowed to Maturity, 6.00%, 8/1/26	$170	$212,532
Puerto Rico Public Finance Corp., Escrowed to Maturity, 6.00%, 8/1/26	1,830	2,287,848

		$2,500,380

Senior Living / Life Care — 1.0%
Connecticut Development Authority, (Alzheimers Resource Center), 5.50%, 8/15/27	$1,000	$1,009,330

		$1,009,330

Solid Waste — 2.6%
Connecticut Resources Recovery Authority, (American REF-FUEL Co.), (AMT), 6.45%, 11/15/22	$2,750	$2,752,558

		$2,752,558

Special Tax Revenue — 4.1%
Connecticut, Special Tax Obligation, (Transportation Infrastructure), 4.00%, 12/1/31	$1,000	$972,070
Connecticut, Special Tax Obligation, (Transportation Infrastructure), 5.00%, 1/1/29	1,000	1,072,920
Guam, Limited Obligation Bonds, 5.625%, 12/1/29	135	139,967
Guam, Limited Obligation Bonds, 5.75%, 12/1/34	150	155,455
Puerto Rico Sales Tax Financing Corp., 5.25%, 8/1/57(1)(2)	1,700	1,607,588
Virgin Islands Public Finance Authority, 6.75%, 10/1/37	365	404,727

		$4,352,727

22	See Notes to Financial Statements.

Eaton Vance

Connecticut Municipal Income Fund

July 31, 2013

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Water and Sewer — 1.5%
Hartford County Metropolitan District, (Clean Water), 5.00%, 4/1/36	$1,500	$1,552,155

		$1,552,155

Total Tax-Exempt Investments — 105.9% (identified cost $109,129,536)		$111,951,140

Other Assets, Less Liabilities — (5.9)%		$(6,217,889)

Net Assets — 100.0%		$105,733,251

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

AGC	–	Assured Guaranty Corp.
AGM	–	Assured Guaranty Municipal Corp.
AMBAC	–	AMBAC Financial Group, Inc.
AMT	–	Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.
BHAC	–	Berkshire Hathaway Assurance Corp.
CIFG	–	CIFG Assurance North America, Inc.
FGIC	–	Financial Guaranty Insurance Company
NPFG	–	National Public Finance Guaranty Corp.

The Fund invests primarily in debt securities issued by Connecticut municipalities. In addition, 12.5% of the Fund’s net assets at July 31, 2013 were invested in municipal obligations issued by Puerto Rico. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at July 31, 2013, 36.2% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution or financial guaranty assurance agency ranged from 1.7% to 20.5% of total investments.

(1)	Security represents the municipal bond held by a trust that issues residual interest bonds (see Note 1I).

(2)	Security (or a portion thereof) has been pledged as collateral for residual interest bond transactions. The aggregate value of such collateral is $1,937,477.

23	See Notes to Financial Statements.

Eaton Vance

Minnesota Municipal Income Fund

July 31, 2013

Portfolio of Investments

Tax-Exempt Investments — 98.5%

Security	Principal Amount (000’s omitted)	Value

Bond Bank — 2.1%
Minnesota Public Facilities Authority, (Revolving Fund), 5.00%, 3/1/22	$2,000	$2,358,700

		$2,358,700

Education — 12.7%
Minnesota Higher Education Facilities Authority, (Carleton College), 5.00%, 1/1/28	$1,000	$1,066,980
Minnesota Higher Education Facilities Authority, (Carleton College), 5.00%, 3/1/40	1,500	1,559,880
Minnesota Higher Education Facilities Authority, (Gustavus Adolphus College), 4.50%, 10/1/34	1,000	972,000
Minnesota Higher Education Facilities Authority, (Gustavus Adolphus College), 5.00%, 10/1/31	1,000	1,046,330
Minnesota Higher Education Facilities Authority, (St. Catherine University), 5.00%, 10/1/26	280	289,500
Minnesota Higher Education Facilities Authority, (St. Catherine University), 5.00%, 10/1/27	310	317,189
Minnesota Higher Education Facilities Authority, (St. Catherine University), 5.00%, 10/1/32	700	688,933
Minnesota Higher Education Facilities Authority, (University of St. Thomas), 5.00%, 10/1/39	1,000	1,028,230
Minnesota Higher Education Facilities Authority, (University of St. Thomas), 5.25%, 4/1/39	1,475	1,529,428
Minnesota State Colleges and Universities, 5.00%, 10/1/28	1,375	1,483,831
Minnesota State Colleges and Universities, 5.00%, 10/1/30	1,455	1,555,439
University of Minnesota, 5.00%, 12/1/36	500	532,460
University of Minnesota, 5.125%, 4/1/34	1,000	1,083,680
University of Minnesota, (State Supported Stadium Debt), 5.00%, 8/1/29	1,000	1,080,130

		$14,234,010

Electric Utilities — 7.6%
Central Minnesota Municipal Power Agency, 5.00%, 1/1/32	$2,100	$2,175,789
Hutchinson, Public Utility Revenue, 5.00%, 12/1/26	350	380,597
Minnesota Municipal Power Agency, 4.75%, 10/1/32	500	501,655
Minnesota Municipal Power Agency, 5.00%, 10/1/34	750	774,495
Minnesota Municipal Power Agency, 5.00%, 10/1/35	2,000	2,008,900
Northern Municipal Power Agency, 5.00%, 1/1/19	750	867,038
Rochester, Electric Utility Revenue, 5.00%, 12/1/30	1,000	1,054,460
Western Minnesota Municipal Power Agency, 5.00%, 1/1/26	665	741,029

		$8,503,963

Security	Principal Amount (000’s omitted)	Value

Escrowed / Prerefunded — 3.0%
Minnesota Public Facilities Authority, Clean Water Revenue, Prerefunded to 3/1/17, 5.00%, 3/1/26	$2,000	$2,283,120
St. Louis Park, (Park Nicollet Health Services), Prerefunded to 7/1/14, 5.25%, 7/1/30	1,000	1,046,370

		$3,329,490

General Obligations — 24.8%
Buffalo-Hanover-Montrose Independent School District No. 877, 4.00%, 2/1/24	$2,000	$2,125,120
Burnsville-Eagan-Savage Independent School District No. 191, 4.75%, 2/1/29	1,000	1,031,190
Chaska Independent School District No. 112, 4.00%, 2/1/23	2,000	2,157,360
Dakota County Community Development Agency, (Senior Housing Facilities), 5.125%, 1/1/35	500	511,990
Duluth, 5.00%, 2/1/34	2,000	2,054,260
Fairmont Independent School District No. 2752, 5.00%, 2/1/34	2,000	2,095,860
Hennepin County, 4.00%, 12/1/20	1,885	2,138,947
Hennepin County Regional Railroad Authority, 4.00%, 12/1/29	1,500	1,517,520
Hopkins Independent School District No. 270, 4.00%, 2/1/25	1,250	1,312,088
Minnesota, 5.00%, 6/1/21	1,155	1,319,183
Minnesota, 5.00%, 8/1/22	1,000	1,178,180
Minnesota, 5.00%, 11/1/26	1,000	1,116,500
Minnesota, 5.00%, 10/1/27	2,000	2,243,480
Minnesota, (Public Safety Radio Communications System), 5.00%, 6/1/22	485	546,774
Ramsey County, Series 2011A, 4.00%, 2/1/24	500	537,355
Ramsey County, Series 2012A, 4.00%, 2/1/24	500	535,135
Shakopee Independent School District No. 720, 5.00%, 2/1/21	1,740	2,040,428
St. Paul Independent School District No. 625, 4.00%, 2/1/25	1,000	1,045,880
Washington County, 3.50%, 2/1/28	1,500	1,445,310
Zumbrota-Mazeppa Independent School District No. 2805, 4.50%, 2/1/28	750	831,518

		$27,784,078

Hospital — 12.7%
Douglas County, (Douglas County Hospital), 6.25%, 7/1/38	$1,000	$1,036,870
Minneapolis and St. Paul Housing and Redevelopment Authority, (Children’s Health Care), 5.25%, 8/15/35	1,000	1,044,490
Minneapolis, (National Marrow Donor Program), 4.875%, 8/1/25	1,000	996,260
Rochester, (Mayo Clinic), 5.00%, 11/15/36	2,000	2,012,780
Rochester, (Mayo Clinic), 5.00%, 11/15/38	1,000	1,024,910
Rochester, (Olmsted Medical Center), 5.875%, 7/1/30	1,500	1,611,225
St. Cloud, (CentraCare Health System), 5.125%, 5/1/30	1,000	1,050,210
St. Louis Park, (Park Nicollet Health Services), 5.75%, 7/1/30	1,000	1,050,720

24	See Notes to Financial Statements.

Eaton Vance

Minnesota Municipal Income Fund

July 31, 2013

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Hospital (continued)
St. Louis Park, (Park Nicollet Health Services), 5.75%, 7/1/39	$1,000	$1,046,550
St. Paul Housing and Redevelopment Authority, (Allina Health System), 5.25%, 11/15/29	1,000	1,046,300
St. Paul Housing and Redevelopment Authority, (HealthEast), 6.00%, 11/15/35	750	774,233
St. Paul Housing and Redevelopment Authority, (HealthPartners Obligated Group), 5.25%, 5/15/36	1,500	1,516,785

		$14,211,333

Housing — 4.5%
Minnesota Housing Finance Agency, (AMT), 4.80%, 7/1/38	$845	$840,107
Minnesota Housing Finance Agency, (AMT), 4.85%, 7/1/38	810	813,467
Minnesota Housing Finance Agency, (AMT), 4.90%, 7/1/37	585	585,930
Minnesota Housing Finance Agency, (AMT), 5.00%, 8/1/40	500	501,175
Minnesota Housing Finance Agency, (AMT), 5.15%, 7/1/38	85	85,553
Minnesota Housing Finance Agency, (AMT), 5.25%, 7/1/33	645	657,300
Minnetonka, MFMR, (Archer Heights Apartments), (AMT), 6.00%, 1/20/27	1,650	1,596,738

		$5,080,270

Industrial Development Revenue — 0.9%
Cloquet, (Potlach Corp.), 5.90%, 10/1/26	$1,000	$999,910

		$999,910

Insured – Electric Utilities — 10.0%
Northern Municipal Power Agency, (AGC), 5.00%, 1/1/21	$1,000	$1,123,040
Puerto Rico Electric Power Authority, (FGIC), (NPFG), 5.25%, 7/1/32	1,150	1,026,893
Puerto Rico Electric Power Authority, (FGIC), (NPFG), 5.25%, 7/1/35	305	266,222
Rochester, Electric Utility Revenue, (NPFG), 4.50%, 12/1/26	2,000	2,040,340
Southern Minnesota Municipal Power Agency, (NPFG), 0.00%, 1/1/25	9,000	5,745,510
Western Minnesota Municipal Power Agency, (AGM), 5.00%, 1/1/36	1,000	1,005,250

		$11,207,255

Insured – General Obligations — 3.7%
Alexandria Independent School District No. 206, (AGM), 5.00%, 2/1/27	$1,200	$1,307,496
Cambridge Independent School District No. 911, (NPFG), 0.00%, 2/1/29	2,245	1,062,558
Fergus Falls Independent School District No. 544, (AGM), 4.625%, 1/1/28	705	726,686
St. Francis Independent School District No. 15, (NPFG), 5.00%, 2/1/27	1,000	1,081,590

		$4,178,330

Security	Principal Amount (000’s omitted)	Value

Insured – Hospital — 4.7%
Minneapolis and St. Paul Housing and Redevelopment Authority, (Children’s Hospitals and Clinics), (AGM), 5.00%, 8/15/34	$750	$751,530
Minneapolis, (Fairview Health Services), (AMBAC), 5.00%, 11/15/34	1,950	1,943,526
Minnesota Agricultural and Economic Development Board, (Essentia Health Obligated Group), (AGC), 5.00%, 2/15/37	2,000	2,014,080
St. Cloud, (CentraCare Health System), (AGC), 5.50%, 5/1/39	500	521,960

		$5,231,096

Insured – Special Tax Revenue — 2.1%
St. Paul, Sales Tax Revenue, (XLCA), 5.00%, 11/1/30	$2,000	$2,042,800
Washington County Housing and Redevelopment Authority, (NPFG), 5.50%, 2/1/32	305	305,891

		$2,348,691

Insured – Transportation — 2.1%
Minneapolis - St. Paul Metropolitan Airports Commission, (AMBAC), (AMT), 5.00%, 1/1/22	$1,000	$1,053,140
Minneapolis - St. Paul Metropolitan Airports Commission, (AMBAC), (BHAC), 4.50%, 1/1/32	1,275	1,286,615

		$2,339,755

Lease Revenue / Certificates of Participation — 1.1%
Minneapolis Special School District No. 1, 5.00%, 2/1/20	$505	$587,673
Minnetonka Independent School District No. 276, 5.00%, 3/1/29	560	594,950

		$1,182,623

Special Tax Revenue — 4.7%
Guam, Limited Obligation Bonds, 5.625%, 12/1/29	$270	$279,933
Guam, Limited Obligation Bonds, 5.75%, 12/1/34	295	305,729
Hennepin County, Sales Tax Revenue, 4.75%, 12/15/33	2,000	2,039,020
Hennepin County, Sales Tax Revenue, 4.75%, 12/15/37	2,000	2,014,800
Virgin Islands Public Finance Authority, 6.75%, 10/1/37	500	554,420

		$5,193,902

Student Loan — 0.9%
Minnesota Office of Higher Education, (Supplemental Student Loan Program), 5.00%, 11/1/29	$970	$996,025

		$996,025

25	See Notes to Financial Statements.

Eaton Vance

Minnesota Municipal Income Fund

July 31, 2013

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Transportation — 0.9%
Minneapolis - St. Paul Metropolitan Airports Commission, 5.00%, 1/1/35	$1,000	$1,036,020

		$1,036,020

Total Tax-Exempt Investments — 98.5% (identified cost $106,696,010)		$110,215,451

Other Assets, Less Liabilities — 1.5%		$1,706,978

Net Assets — 100.0%		$111,922,429

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

AGC	–	Assured Guaranty Corp.
AGM	–	Assured Guaranty Municipal Corp.
AMBAC	–	AMBAC Financial Group, Inc.
AMT	–	Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.
BHAC	–	Berkshire Hathaway Assurance Corp.
FGIC	–	Financial Guaranty Insurance Company
MFMR	–	Multi-Family Mortgage Revenue
NPFG	–	National Public Finance Guaranty Corp.
XLCA	–	XL Capital Assurance, Inc.

The Fund invests primarily in debt securities issued by Minnesota municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at July 31, 2013, 23.0% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution or financial guaranty assurance agency ranged from 1.2% to 10.5% of total investments.

26	See Notes to Financial Statements.

Eaton Vance

New Jersey Municipal Income Fund

July 31, 2013

Portfolio of Investments

Tax-Exempt Investments — 110.9%

Security	Principal Amount (000’s omitted)	Value

Education — 16.5%
New Jersey Educational Facilities Authority, (Georgian Court University), 5.00%, 7/1/27	$750	$759,008
New Jersey Educational Facilities Authority, (Georgian Court University), 5.00%, 7/1/33	750	732,405
New Jersey Educational Facilities Authority, (Georgian Court University), 5.25%, 7/1/37	660	659,076
New Jersey Educational Facilities Authority, (Princeton University), 4.50%, 7/1/38(1)	10,075	10,225,621
New Jersey Educational Facilities Authority, (Stevens Institute of Technology), 5.00%, 7/1/27	3,575	3,617,936
New Jersey Educational Facilities Authority, (Stevens Institute of Technology), 5.00%, 7/1/34	880	851,145
New Jersey Educational Facilities Authority, (University of Medicine and Dentistry), 7.50%, 12/1/32	2,565	3,391,186
New Jersey Institute of Technology, 5.00%, 7/1/32	1,410	1,465,455
Rutgers State University, 5.00%, 5/1/39(1)	8,580	8,935,298

		$30,637,130

Electric Utilities — 1.8%
Puerto Rico Electric Power Authority, 5.00%, 7/1/29	$4,000	$3,382,040

		$3,382,040

General Obligations — 3.3%
Monmouth County Improvement Authority, 5.00%, 8/1/28	$500	$553,920
Monroe Township Board of Education, Middlesex County, 4.00%, 8/1/23	4,960	5,285,525
Pascack Valley Regional High School District, 3.00%, 8/15/17	90	96,665
Pascack Valley Regional High School District, 3.00%, 8/15/18	90	97,185

		$6,033,295

Hospital — 13.1%
Camden County Improvement Authority, (Cooper Health System), 5.00%, 2/15/35	$1,640	$1,659,204
Camden County Improvement Authority, (Cooper Health System), 5.75%, 2/15/34	830	830,847
Camden County Improvement Authority, (Cooper Health System), 5.75%, 2/15/42(2)	1,100	1,090,067
New Jersey Health Care Facilities Financing Authority, (AHS Hospital Corp.), 5.00%, 7/1/27	6,195	6,350,619
New Jersey Health Care Facilities Financing Authority, (Atlanticare Regional Medical Center), 5.00%, 7/1/37	5,120	5,213,542
New Jersey Health Care Facilities Financing Authority, (Chilton Memorial Hospital), 5.50%, 7/1/29	1,135	1,164,578

Security	Principal Amount (000’s omitted)	Value

Hospital (continued)
New Jersey Health Care Facilities Financing Authority, (Chilton Memorial Hospital), 5.75%, 7/1/39	$1,135	$1,174,271
New Jersey Health Care Facilities Financing Authority, (South Jersey Hospital), 5.00%, 7/1/46	3,730	3,667,709
New Jersey Health Care Facilities Financing Authority, (Virtua Health), 5.75%, 7/1/33	3,000	3,152,250

		$24,303,087

Housing — 2.7%
New Jersey Housing and Mortgage Finance Agency, (Single Family Housing), (AMT), 4.70%, 10/1/37	$2,535	$2,511,171
New Jersey Housing and Mortgage Finance Agency, (Single Family Housing), (AMT), 4.95%, 10/1/32	2,405	2,427,703

		$4,938,874

Industrial Development Revenue — 3.4%
New Jersey Economic Development Authority, (Continental Airlines), (AMT), 5.50%, 6/1/33	$1,875	$1,777,350
New Jersey Economic Development Authority, (New Jersey-American Water Co., Inc.), (AMT), 5.70%, 10/1/39	4,370	4,603,664

		$6,381,014

Insured – Education — 1.0%
New Jersey Educational Facilities Authority, (Rowan University), (AGM), (FGIC), 3.00%, 7/1/28	$2,210	$1,898,213

		$1,898,213

Insured – Escrowed / Prerefunded — 5.0%
North Hudson Sewerage Authority, (NPFG), Escrowed to Maturity, 0.00%, 8/1/25	$13,840	$9,214,118

		$9,214,118

Insured – Gas Utilities — 1.9%
New Jersey Economic Development Authority, (New Jersey Natural Gas Co.), (FGIC), (NPFG), (AMT), 4.90% to 10/1/25 (Put Date), 10/1/40	$3,485	$3,554,003

		$3,554,003

Insured – General Obligations — 10.9%
Hudson County Improvement Authority, (Harrison Parking), (AGC), 5.25%, 1/1/39	$2,785	$2,889,744
Hudson County Improvement Authority, (Harrison Redevelopment), (NPFG), 0.00%, 12/15/35	2,200	693,110
Irvington Township, (AGM), 0.00%, 7/15/22	4,805	3,483,529
Irvington Township, (AGM), 0.00%, 7/15/23	5,075	3,486,017

27	See Notes to Financial Statements.

Eaton Vance

New Jersey Municipal Income Fund

July 31, 2013

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Insured – General Obligations (continued)
Jackson Township School District, (NPFG), 2.50%, 6/15/27	$10,205	$8,631,491
Paterson, (BAM), 5.00%, 1/15/26	1,000	1,067,420

		$20,251,311

Insured – Hospital — 1.8%
New Jersey Economic Development Authority, (Hillcrest Health Services), (AMBAC), 0.00%, 1/1/19	$4,100	$3,417,473

		$3,417,473

Insured – Industrial Development Revenue — 3.2%
New Jersey Economic Development Authority, (United Water New Jersey, Inc.), (AMBAC), (AMT), 4.875%, 11/1/25	$5,685	$5,935,652

		$5,935,652

Insured – Lease Revenue / Certificates of Participation — 1.7%
New Jersey Economic Development Authority, (School Facilities Construction), (AGC), 5.50%, 12/15/34	$2,000	$2,160,800
South Jersey Port Corp., (Marine Terminal), (AGC), 5.75%, 1/1/34	1,000	1,064,400

		$3,225,200

Insured – Special Tax Revenue — 9.3%
Garden State Preservation Trust, (AGM), 0.00%, 11/1/24(3)	$7,870	$5,115,028
New Jersey Economic Development Authority, (Motor Vehicle Surcharges), (NPFG), 5.25%, 7/1/26	2,000	2,223,520
New Jersey Economic Development Authority, (Motor Vehicle Surcharges), (XLCA), 0.00%, 7/1/26	12,130	6,741,369
New Jersey Economic Development Authority, (Motor Vehicle Surcharges), (XLCA), 0.00%, 7/1/27	5,890	3,070,928
Puerto Rico Sales Tax Financing Corp., (NPFG), 0.00%, 8/1/45	1,650	201,910

		$17,352,755

Insured – Student Loan — 2.6%
New Jersey Higher Education Student Assistance Authority, (AGC), (AMT), 6.125%, 6/1/30	$4,690	$4,903,442

		$4,903,442

Insured – Transportation — 0.5%
South Jersey Transportation Authority, (AGC), 5.50%, 11/1/33	$850	$905,803

		$905,803

Lease Revenue / Certificates of Participation — 5.6%
Atlantic City, Public Facilities Lease Agreement, 8.875%, 1/15/14	$720	$745,438

Security	Principal Amount (000’s omitted)	Value

Lease Revenue / Certificates of Participation (continued)
Atlantic City, Public Facilities Lease Agreement, 8.875%, 1/15/15	$785	$868,351
New Jersey Economic Development Authority, (School Facilities Construction), 5.00%, 9/1/34	1,000	1,028,990
New Jersey Economic Development Authority, (School Facilities Construction), 5.25%, 12/15/33	3,000	3,141,600
New Jersey Health Care Facilities Financing Authority, (Hospital Asset Transformation Program), 5.25%, 10/1/38	4,605	4,669,055

		$10,453,434

Other Revenue — 2.3%
Children’s Trust Fund, PR, Tobacco Settlement, 0.00%, 5/15/55	$34,960	$1,059,288
New Jersey Economic Development Authority, (The Seeing Eye, Inc.), 5.00%, 6/1/32	3,250	3,277,495

		$4,336,783

Senior Living / Life Care — 4.0%
New Jersey Economic Development Authority, (Cranes Mill, Inc.), 5.875%, 7/1/28	$1,345	$1,366,399
New Jersey Economic Development Authority, (Cranes Mill, Inc.), 6.00%, 7/1/38	2,230	2,246,346
New Jersey Economic Development Authority, (Seabrook Village), 5.25%, 11/15/36	1,935	1,836,470
New Jersey Economic Development Authority, (United Methodist Homes of New Jersey), 5.00%, 7/1/34	2,000	1,880,080

		$7,329,295

Special Tax Revenue — 1.2%
New Jersey Economic Development Authority, (Newark Downtown District Management Corp.), 5.125%, 6/15/27	$300	$303,498
New Jersey Economic Development Authority, (Newark Downtown District Management Corp.), 5.125%, 6/15/37	525	519,619
Virgin Islands Public Finance Authority, 6.75%, 10/1/37	1,295	1,435,948

		$2,259,065

Student Loan — 4.9%
New Jersey Higher Education Student Assistance Authority, (AMT), 1.225%, 6/1/36(1)(4)(5)	$9,000	$9,053,370

		$9,053,370

Transportation — 11.8%
Delaware River Joint Toll Bridge Commission, (Pennsylvania - New Jersey), 3.00%, 7/1/27	$230	$200,769
Delaware River Port Authority of Pennsylvania and New Jersey, 5.00%, 1/1/35	1,550	1,601,444

28	See Notes to Financial Statements.

Eaton Vance

New Jersey Municipal Income Fund

July 31, 2013

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Transportation (continued)
New Jersey Transportation Trust Fund Authority, (Transportation Program), 4.00%, 6/15/31	$2,500	$2,368,125
New Jersey Transportation Trust Fund Authority, (Transportation System), 5.00%, 12/15/24	1,000	1,122,110
New Jersey Transportation Trust Fund Authority, (Transportation System), 5.875%, 12/15/38	2,500	2,795,150
New Jersey Turnpike Authority, 5.00%, 1/1/35	1,465	1,501,347
New Jersey Turnpike Authority, 5.25%, 1/1/40	4,000	4,107,800
Port Authority of New York and New Jersey, 6.125%, 6/1/94	7,400	8,210,300

		$21,907,045

Water and Sewer — 2.4%
New Jersey Economic Development Authority, (Atlantic City Sewerage Co.), (AMT), 5.45%, 4/1/28	$4,350	$4,351,392

		$4,351,392

Total Tax-Exempt Investments — 110.9% (identified cost $197,210,672)		$206,023,794

Other Assets, Less Liabilities — (10.9)%		$(20,235,079)

Net Assets — 100.0%		$185,788,715

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

AGC	–	Assured Guaranty Corp.
AGM	–	Assured Guaranty Municipal Corp.
AMBAC	–	AMBAC Financial Group, Inc.
AMT	–	Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.
BAM	–	Build America Mutual Assurance Co.
FGIC	–	Financial Guaranty Insurance Company
NPFG	–	National Public Finance Guaranty Corp.
XLCA	–	XL Capital Assurance, Inc.

The Fund invests primarily in debt securities issued by New Jersey municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at July 31, 2013, 34.3% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution or financial guaranty assurance agency ranged from 0.5% to 11.9% of total investments.

(1)	Security represents the municipal bond held by a trust that issues residual interest bonds (see Note 1I).

(2)	When-issued security.
(3)	Security (or a portion thereof) has been segregated to cover payable for when-issued securities.

(4)	Variable rate security. The stated interest rate represents the rate in effect at July 31, 2013.

(5)	Security (or a portion thereof) has been pledged as collateral for residual interest bond transactions. The aggregate value of such collateral is $1,853,370.

29	See Notes to Financial Statements.

Eaton Vance

Pennsylvania Municipal Income Fund

July 31, 2013

Portfolio of Investments

Tax-Exempt Investments — 103.9%

Security	Principal Amount (000’s omitted)	Value

Cogeneration — 0.6%
Northampton County Industrial Development Authority, (Northampton Generating), 5.00%, 12/31/23	$1,490	$1,263,971

		$1,263,971

Education — 12.9%
Allegheny County Higher Education Building Authority, (Duquesne University), 5.00%, 3/1/33	$1,150	$1,181,200
Bucks County Industrial Development Authority, (George School), 5.00%, 9/15/34	1,000	1,031,310
Bucks County Industrial Development Authority, (George School), 5.00%, 9/15/39	1,500	1,524,420
Cumberland County Municipal Authority, (Dickinson College), 5.00%, 11/1/37	1,000	1,011,740
Northampton County General Purpose Authority, (Lafayette College), 5.00%, 11/1/34	3,000	3,047,220
Northampton County General Purpose Authority, (Lehigh University), 5.00%, 11/15/39	3,000	3,073,950
Pennsylvania Higher Educational Facilities Authority, (University of Pennsylvania), 4.75%, 7/15/35	3,800	3,804,484
State Public School Building Authority, (Northampton County Area Community College), 5.50%, 3/1/31	2,645	2,799,309
Union County Higher Educational Facilities Financing Authority, (Bucknell University), 5.00%, 4/1/37	2,000	2,097,340
University of Pittsburgh, 5.25%, 9/15/29	1,500	1,632,270
University of Pittsburgh, 5.25%, 9/15/30	2,500	2,790,850
Washington County Industrial Development Authority, (Washington and Jefferson College), 5.25%, 11/1/30	2,300	2,380,339
Wilkes-Barre Finance Authority, (University of Scranton), 5.00%, 11/1/35	2,500	2,551,600

		$28,926,032

General Obligations — 3.9%
Chester County, 5.00%, 7/15/27	$1,000	$1,086,970
Chester County, 5.00%, 7/15/28	410	442,341
Delaware Valley Regional Finance Authority, 5.75%, 7/1/32	5,000	5,169,450
Montgomery County, 4.375%, 12/1/31	2,000	2,045,900

		$8,744,661

Hospital — 17.2%
Allegheny County Hospital Development Authority, (University of Pittsburgh Medical Center), 5.50%, 8/15/34	$3,000	$3,186,510
Chester County Health and Education Facilities Authority, (Jefferson Health System), 5.00%, 5/15/40	3,440	3,429,680

Security	Principal Amount (000’s omitted)	Value

Hospital (continued)
Dauphin County General Authority, (Pinnacle Health System), 6.00%, 6/1/29	$4,220	$4,546,923
Franklin County Industrial Development Authority, (The Chambersburg Hospital), 5.375%, 7/1/42	1,000	1,013,200
Lancaster County Hospital Authority, (Lancaster General Hospital), 5.00%, 3/15/22	1,000	1,091,330
Lebanon County Health Facilities Authority, (Good Samaritan Hospital), 6.00%, 11/15/35	1,050	949,725
Lehigh County General Purpose Authority, (Lehigh Valley Health Network), 4.00%, 7/1/33	3,000	2,664,240
Lycoming County Authority, (Susquehanna Health System), 5.75%, 7/1/39	3,250	3,337,393
Monroe County Hospital Authority, (Pocono Medical Center), 5.125%, 1/1/37	2,000	2,001,160
Monroe County Hospital Authority, (Pocono Medical Center), 5.25%, 1/1/43	1,000	1,002,590
Pennsylvania Higher Educational Facilities Authority, (University of Pennsylvania Health System), 6.00%, 8/15/26(1)	9,000	10,360,620
Pennsylvania Higher Educational Facilities Authority, (UPMC Health System), 5.00%, 5/15/31	2,550	2,589,398
Philadelphia Hospitals and Higher Education Facilities Authority, (Children’s Hospital of Philadelphia), 5.00%, 7/1/28	690	726,349
South Fork Municipal Authority, (Conemaugh Health System), 5.50%, 7/1/29	1,500	1,530,585

		$38,429,703

Housing — 2.3%
Allegheny County Residential Finance Authority, SFMR, (AMT), 4.95%, 11/1/37	$1,305	$1,322,343
Pennsylvania Housing Finance Agency, SFMR, (AMT), 4.75%, 10/1/25	1,000	1,018,130
Pennsylvania Housing Finance Agency, SFMR, (AMT), 4.875%, 4/1/26	2,765	2,795,249

		$5,135,722

Industrial Development Revenue — 1.7%
Luzerne County Industrial Development Authority, (Pennsylvania-American Water Co.), 5.50%, 12/1/39	$1,200	$1,243,332
Pennsylvania Economic Development Financing Authority, (Pennsylvania-American Water Co.), 6.20%, 4/1/39	1,000	1,085,900
Pennsylvania Economic Development Financing Authority, (Waste Management, Inc.), (AMT), 5.10%, 10/1/27	1,500	1,513,050

		$3,842,282

30	See Notes to Financial Statements.

Eaton Vance

Pennsylvania Municipal Income Fund

July 31, 2013

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Insured – Education — 6.1%
Lycoming County Authority, (Pennsylvania College of Technology), (AGC), 5.50%, 10/1/37	$3,000	$3,115,860
Pennsylvania Higher Educational Facilities Authority, (Drexel University), (NPFG), 5.00%, 5/1/37	2,490	2,499,263
Pennsylvania Higher Educational Facilities Authority, (State System of Higher Education), (NPFG), 5.00%, 6/15/23	2,500	2,765,200
Pennsylvania Higher Educational Facilities Authority, (Temple University), (NPFG), 5.00%, 4/1/25	1,350	1,469,367
Pennsylvania Higher Educational Facilities Authority, (University of Sciences in Philadelphia), (AGC), 5.00%, 11/1/32	2,765	2,855,305
Pennsylvania Higher Educational Facilities Authority, (University of Sciences in Philadelphia), (XLCA), 4.75%, 11/1/33	965	965,337

		$13,670,332

Insured – Electric Utilities — 0.7%
Puerto Rico Electric Power Authority, (FGIC), (NPFG), 5.25%, 7/1/34	$1,475	$1,296,260
Puerto Rico Electric Power Authority, (FGIC), (NPFG), 5.25%, 7/1/35	340	296,772

		$1,593,032

Insured – Escrowed / Prerefunded — 12.2%
Allegheny County Hospital Development Authority, (Magee-Women’s Hospital), (FGIC), (NPFG), Escrowed to Maturity, 0.00%, 10/1/15	$3,750	$3,678,337
Centre County Hospital Authority, (Mount Nittany Medical Center), (AGC), Prerefunded to 11/15/14, 6.25%, 11/15/44	3,000	3,232,290
Erie School District, (NPFG), Escrowed to Maturity, 0.00%, 5/1/19	2,500	2,239,950
Erie School District, (NPFG), Escrowed to Maturity, 0.00%, 5/1/20	2,625	2,255,085
Erie School District, (NPFG), Escrowed to Maturity, 0.00%, 5/1/21	2,625	2,150,479
Erie School District, (NPFG), Escrowed to Maturity, 0.00%, 5/1/22	3,625	2,821,048
McKeesport Area School District, (AMBAC), Escrowed to Maturity, 0.00%, 10/1/25	2,320	1,536,165
Westmoreland Municipal Authority, Series A, (FGIC), Escrowed to Maturity, 0.00%, 8/15/20	5,780	4,914,387
Westmoreland Municipal Authority, Series C, (FGIC), Escrowed to Maturity, 0.00%, 8/15/20	5,400	4,591,296

		$27,419,037

Insured – General Obligations — 17.3%
Beaver County, (AGM), 5.55%, 11/15/31	$2,150	$2,350,875
Bethlehem Area School District, (AGM), 5.25%, 1/15/25	1,885	2,037,515

Security	Principal Amount (000’s omitted)	Value

Insured – General Obligations (continued)
Bethlehem Area School District, (AGM), 5.25%, 1/15/26	$940	$1,006,101
Centennial School District, (AGM), 5.25%, 12/15/37	3,000	3,242,280
Elizabeth Forward School District, (NPFG), 0.00%, 9/1/21	2,170	1,585,532
Elizabeth Forward School District, (NPFG), 0.00%, 9/1/22	2,170	1,488,490
Elizabeth Forward School District, (NPFG), 0.00%, 9/1/23	2,170	1,404,684
Harrisburg, (AMBAC), 0.00%, 3/15/17	2,180	1,724,598
Harrisburg School District, (AGC), 5.00%, 11/15/33	2,000	2,036,040
Hazelton School District, (FGIC), (NPFG), 0.00%, 3/1/21	4,000	3,119,800
Hopewell School District, (AGM), 0.00%, 9/1/22	1,000	751,050
Hopewell School District, (AGM), 0.00%, 9/1/26	2,000	1,217,480
Lake-Lehman School District, (NPFG), 0.00%, 4/1/26	1,315	763,857
Mars Area School District, (NPFG), Escrowed to Maturity, 0.00%, 3/1/14	1,430	1,427,598
McKeesport Area School District, (AMBAC), 0.00%, 10/1/25	1,100	678,788
Philadelphia, (AGC), 7.00%, 7/15/28	1,500	1,687,065
State Public School Building Authority, (Harrisburg School District), (AGC), 4.75%, 11/15/33	2,000	2,011,940
State Public School Building Authority, (Philadelphia School District), (AGM), 5.50%, 6/1/28(1)	9,500	10,325,835

		$38,859,528

Insured – Hospital — 4.8%
Allegheny County Hospital Development Authority, (UPMC Health System), (NPFG), 6.00%, 7/1/24	$2,000	$2,373,380
Lehigh County General Purpose Authority, (Lehigh Valley Health Network), (AGM), 5.00%, 7/1/35	6,930	6,897,706
Washington County Hospital Authority, (Washington Hospital), (AMBAC), 5.50%, 7/1/17	1,310	1,487,715

		$10,758,801

Insured – Lease Revenue / Certificates of Participation — 0.5%
Commonwealth Financing Authority, (AGC), 5.00%, 6/1/31	$1,000	$1,033,630

		$1,033,630

Insured – Special Tax Revenue — 1.1%
Puerto Rico Infrastructure Financing Authority, (BHAC), (FGIC), 5.50%, 7/1/20	$2,000	$2,269,440
Puerto Rico Sales Tax Financing Corp., (NPFG), 0.00%, 8/1/45	1,490	182,331

		$2,451,771

Insured – Transportation — 3.3%
Philadelphia, Airport Revenue, (AGM), (AMT), 5.00%, 6/15/27	$5,750	$5,954,125
Puerto Rico Highway and Transportation Authority, (AGC), 5.50%, 7/1/31	1,500	1,459,950

		$7,414,075

31	See Notes to Financial Statements.

Eaton Vance

Pennsylvania Municipal Income Fund

July 31, 2013

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Insured – Utilities — 1.2%
Philadelphia Gas Works, (AMBAC), 5.00%, 10/1/37	$2,850	$2,764,243

		$2,764,243

Insured – Water and Sewer — 1.5%
Allegheny County Sanitation Authority, (FGIC), (NPFG), 5.00%, 12/1/37	$1,500	$1,522,350
Westmoreland Municipal Authority, (FGIC), 0.00%, 8/15/19	2,235	1,914,255

		$3,436,605

Nursing Home — 1.4%
Montgomery County Industrial Development Authority, (Advancement of Geriatric Health Care Institute), 8.375%, 7/1/23	$2,205	$2,205,529
Westmoreland County Industrial Development Authority, (Highland Health Systems, Inc.), 9.25%, 6/1/22	905	825,731

		$3,031,260

Other Revenue — 1.7%
Southeastern Pennsylvania Transportation Authority, Federal Grant Receipts, 5.00%, 6/1/28	$1,875	$1,976,700
Southeastern Pennsylvania Transportation Authority, Federal Grant Receipts, 5.00%, 6/1/29	1,775	1,855,585

		$3,832,285

Senior Living / Life Care — 1.4%
Cliff House Trust, (AMT), 6.625%, 6/1/27(2)	$2,500	$1,303,400
Montgomery County Industrial Development Authority, (Foulkeways at Gwynedd), 5.00%, 12/1/24	600	609,936
Montgomery County Industrial Development Authority, (Foulkeways at Gwynedd), 5.00%, 12/1/30	1,300	1,293,942

		$3,207,278

Special Tax Revenue — 1.4%
Puerto Rico Sales Tax Financing Corp., 0.00%, 8/1/38	$7,500	$1,461,450
Puerto Rico Sales Tax Financing Corp., 5.25%, 8/1/57	760	718,686
Virgin Islands Public Finance Authority, 6.75%, 10/1/37	810	898,161

		$3,078,297

Transportation — 7.0%
Delaware River Joint Toll Bridge Commission, (Pennsylvania - New Jersey), 3.00%, 7/1/27	$270	$235,686
Delaware River Port Authority of Pennsylvania and New Jersey, 5.00%, 1/1/35	1,550	1,601,444

Security	Principal Amount (000’s omitted)	Value

Transportation (continued)
Delaware River Port Authority of Pennsylvania and New Jersey, 5.00%, 1/1/40	$950	$973,522
Pennsylvania Economic Development Financing Authority, (Amtrak), (AMT), 5.00%, 11/1/41	1,975	1,916,698
Pennsylvania Turnpike Commission, 5.25%, 6/1/36	4,500	4,664,025
Pennsylvania Turnpike Commission, 5.45%, (0.00% until 12/1/15), 12/1/35	4,220	3,770,739
Pennsylvania Turnpike Commission, 6.375%, (0.00% until 12/1/17), 12/1/38	2,000	1,782,380
Philadelphia, Airport Revenue, (AMT), 5.00%, 6/15/27	815	828,790

		$15,773,284

Water and Sewer — 3.7%
Delaware County Regional Water Quality Control Authority, 5.00%, 5/1/33	$1,750	$1,805,772
Harrisburg Water Authority, 5.25%, 7/15/31	1,750	1,488,830
Philadelphia, Water and Wastewater Revenue, 5.00%, 1/1/36	1,250	1,250,713
Philadelphia, Water and Wastewater Revenue, 5.25%, 1/1/32	1,235	1,277,237
Westmoreland County Municipal Authority, 5.00%, 8/15/32	2,345	2,385,709

		$8,208,261

Total Tax-Exempt Investments — 103.9% (identified cost $221,901,209)		$232,874,090

Other Assets, Less Liabilities — (3.9)%		$(8,649,572)

Net Assets — 100.0%		$224,224,518

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

AGC	–	Assured Guaranty Corp.
AGM	–	Assured Guaranty Municipal Corp.
AMBAC	–	AMBAC Financial Group, Inc.
AMT	–	Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.
BHAC	–	Berkshire Hathaway Assurance Corp.
FGIC	–	Financial Guaranty Insurance Company
NPFG	–	National Public Finance Guaranty Corp.
SFMR	–	Single Family Mortgage Revenue
XLCA	–	XL Capital Assurance, Inc.

32	See Notes to Financial Statements.

Eaton Vance

Pennsylvania Municipal Income Fund

July 31, 2013

Portfolio of Investments — continued

The Fund invests primarily in debt securities issued by Pennsylvania municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at July 31, 2013, 47.0% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution or financial guaranty assurance agency ranged from 0.4% to 15.2% of total investments.

(1)	Security represents the municipal bond held by a trust that issues residual interest bonds (see Note 1I).

(2)	Defaulted bond.

33	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

July 31, 2013

Statements of Assets and Liabilities

	July 31, 2013
Assets	Arizona Fund	Connecticut Fund	Minnesota Fund
Investments —
Identified cost	$69,761,850	$109,129,536	$106,696,010
Unrealized appreciation	1,736,361	2,821,604	3,519,441
Investments, at value	$71,498,211	$111,951,140	$110,215,451
Cash	$80,466	$677,539	$—
Restricted cash*	135,000	109,000	160,000
Interest receivable	461,546	968,287	1,328,944
Receivable for investments sold	1,029,953	—	2,000,016
Receivable for Fund shares sold	8,784	23,926	3,914
Total assets	$73,213,960	$113,729,892	$113,708,325
Liabilities
Payable for floating rate notes issued	$1,700,000	$7,225,000	$—
Demand note payable	—	—	1,200,000
Payable for when-issued securities	494,500	—	—
Payable for variation margin on open financial futures contracts	5,937	4,999	7,344
Payable for Fund shares redeemed	545,898	560,747	337,307
Distributions payable	48,733	72,531	69,623
Due to custodian	—	—	52,472
Payable to affiliates:
Investment adviser fee	19,481	32,412	33,664
Distribution and service fees	16,705	22,414	24,387
Interest expense and fees payable	3,957	9,295	—
Accrued expenses	57,046	69,243	61,099
Total liabilities	$2,892,257	$7,996,641	$1,785,896
Net Assets	$70,321,703	$105,733,251	$111,922,429
Sources of Net Assets
Paid-in capital	$73,445,913	$108,556,171	$111,600,368
Accumulated net realized loss	(5,063,438)	(5,782,434)	(3,551,297)
Accumulated undistributed (distributions in excess of) net investment income	(47,032)	(72,531)	44,831
Net unrealized appreciation	1,986,260	3,032,045	3,828,527
Net Assets	$70,321,703	$105,733,251	$111,922,429
Class A Shares
Net Assets	$54,948,890	$88,849,858	$77,455,583
Shares Outstanding	5,910,601	8,981,926	8,395,320
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.30	$9.89	$9.23
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$9.76	$10.38	$9.69
Class B Shares
Net Assets	$788,533	$1,641,954	$845,960
Shares Outstanding	76,317	166,778	85,214
Net Asset Value and Offering Price Per Share**
(net assets ÷ shares of beneficial interest outstanding)	$10.33	$9.85	$9.93
Class C Shares
Net Assets	$7,732,642	$6,787,343	$12,297,723
Shares Outstanding	747,912	688,632	1,239,567
Net Asset Value and Offering Price Per Share**
(net assets ÷ shares of beneficial interest outstanding)	$10.34	$9.86	$9.92
Class I Shares
Net Assets	$6,851,638	$8,454,096	$21,323,163
Shares Outstanding	737,118	854,411	2,311,175
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.30	$9.89	$9.23

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Represents restricted cash on deposit at the broker for open derivative contracts.

**	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

34	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

July 31, 2013

Statements of Assets and Liabilities — continued

	July 31, 2013
Assets	New Jersey Fund	Pennsylvania Fund
Investments —
Identified cost	$197,210,672	$221,901,209
Unrealized appreciation	8,813,122	10,972,881
Investments, at value	$206,023,794	$232,874,090
Cash	$630,624	$3,334,573
Restricted cash*	810,000	1,610,000
Interest receivable	1,368,535	1,942,160
Receivable for investments sold	51,251	—
Receivable for Fund shares sold	59,183	71,469
Total assets	$208,943,387	$239,832,292
Liabilities
Payable for floating rate notes issued	$21,020,000	$14,350,000
Payable for when-issued securities	1,062,611	—
Payable for variation margin on open financial futures contracts	32,809	74,215
Payable for Fund shares redeemed	646,250	737,197
Distributions payable	146,963	162,956
Payable to affiliates:
Investment adviser fee	64,796	78,897
Distribution and service fees	46,627	58,645
Interest expense and fees payable	19,327	32,702
Accrued expenses	115,289	113,162
Total liabilities	$23,154,672	$15,607,774
Net Assets	$185,788,715	$224,224,518
Sources of Net Assets
Paid-in capital	$219,311,845	$248,573,698
Accumulated net realized loss	(45,284,648)	(38,406,401)
Accumulated undistributed (distributions in excess of) net investment income	1,238,007	(39,400)
Net unrealized appreciation	10,523,511	14,096,621
Net Assets	$185,788,715	$224,224,518
Class A Shares
Net Assets	$146,498,885	$156,219,322
Shares Outstanding	16,260,575	17,848,462
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.01	$8.75
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$9.46	$9.19
Class B Shares
Net Assets	$—	$4,516,970
Shares Outstanding	—	498,593
Net Asset Value and Offering Price Per Share**
(net assets ÷ shares of beneficial interest outstanding)	$—	$9.06
Class C Shares
Net Assets	$25,796,439	$34,045,097
Shares Outstanding	2,743,816	3,756,310
Net Asset Value and Offering Price Per Share**
(net assets ÷ shares of beneficial interest outstanding)	$9.40	$9.06
Class I Shares
Net Assets	$13,493,391	$29,443,129
Shares Outstanding	1,497,145	3,351,269
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.01	$8.79

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Represents restricted cash on deposit at the broker for open derivative contracts.

**	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

35	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

July 31, 2013

Statements of Operations

	Year Ended July 31, 2013
Investment Income	Arizona Fund	Connecticut Fund	Minnesota Fund
Interest	$3,590,711	$5,231,326	$4,682,620
Total investment income	$3,590,711	$5,231,326	$4,682,620

Expenses
Investment adviser fee	$256,727	$425,121	$420,543
Distribution and service fees
Class A	123,141	199,131	170,227
Class B	10,601	21,389	11,444
Class C	88,866	74,636	128,417
Trustees’ fees and expenses	3,582	5,002	5,146
Custodian fee	49,679	65,935	67,095
Transfer and dividend disbursing agent fees	23,267	40,533	46,996
Legal and accounting services	49,132	55,890	44,165
Printing and postage	8,726	12,211	12,645
Registration fees	16,817	5,517	9,742
Interest expense and fees	16,557	62,167	—
Miscellaneous	17,219	20,932	21,883
Total expenses	$664,314	$988,464	$938,303
Deduct —
Reduction of custodian fee	$1,132	$1,039	$2,828
Total expense reductions	$1,132	$1,039	$2,828

Net expenses	$663,182	$987,425	$935,475

Net investment income	$2,927,529	$4,243,901	$3,747,145

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$(131,354)	$(556,724)	$64,305
Financial futures contracts	139,365	124,612	172,372
Net realized gain (loss)	$8,011	$(432,112)	$236,677
Change in unrealized appreciation (depreciation) —
Investments	$(6,224,484)	$(9,612,026)	$(7,455,071)
Financial futures contracts	393,656	354,330	486,891
Net change in unrealized appreciation (depreciation)	$(5,830,828)	$(9,257,696)	$(6,968,180)

Net realized and unrealized loss	$(5,822,817)	$(9,689,808)	$(6,731,503)

Net decrease in net assets from operations	$(2,895,288)	$(5,445,907)	$(2,984,358)

36	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

July 31, 2013

Statements of Operations — continued

	Year Ended July 31, 2013
Investment Income	New Jersey Fund	Pennsylvania Fund
Interest	$10,102,020	$11,937,552
Total investment income	$10,102,020	$11,937,552

Expenses
Investment adviser fee	$841,566	$1,007,619
Distribution and service fees
Class A	335,414	344,695
Class B	—	56,388
Class C	278,026	359,552
Trustees’ fees and expenses	8,480	9,877
Custodian fee	103,422	117,612
Transfer and dividend disbursing agent fees	84,348	107,847
Legal and accounting services	80,345	82,426
Printing and postage	19,476	23,599
Registration fees	5,171	7,392
Interest expense and fees	144,537	127,308
Miscellaneous	24,942	33,645
Total expenses	$1,925,727	$2,277,960
Deduct —
Reduction of custodian fee	$1,552	$1,334
Total expense reductions	$1,552	$1,334

Net expenses	$1,924,175	$2,276,626

Net investment income	$8,177,845	$9,660,926

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$(1,352,134)	$626,185
Financial futures contracts	866,825	2,101,152
Net realized gain (loss)	$(485,309)	$2,727,337
Change in unrealized appreciation (depreciation) —
Investments	$(14,401,222)	$(18,800,131)
Financial futures contracts	2,861,195	5,204,434
Net change in unrealized appreciation (depreciation)	$(11,540,027)	$(13,595,697)

Net realized and unrealized loss	$(12,025,336)	$(10,868,360)

Net decrease in net assets from operations	$(3,847,491)	$(1,207,434)

37	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

July 31, 2013

Statements of Changes in Net Assets

	Year Ended July 31, 2013
Increase (Decrease) in Net Assets	Arizona Fund	Connecticut Fund	Minnesota Fund
From operations —
Net investment income	$2,927,529	$4,243,901	$3,747,145
Net realized gain (loss) from investment transactions and financial futures contracts	8,011	(432,112)	236,677
Net change in unrealized appreciation (depreciation) from investments and financial futures contracts	(5,830,828)	(9,257,696)	(6,968,180)
Net decrease in net assets from operations	$(2,895,288)	$(5,445,907)	$(2,984,358)
Distributions to shareholders —
From net investment income
Class A	$(2,253,384)	$(3,565,984)	$(2,658,543)
Class B	(32,416)	(63,797)	(28,568)
Class C	(271,863)	(222,287)	(320,437)
Class I	(285,894)	(349,047)	(713,235)
Tax return of capital
Class A	—	(16,354)	—
Class B	—	(293)	—
Class C	—	(1,019)	—
Class I	—	(1,601)	—
Total distributions to shareholders	$(2,843,557)	$(4,220,382)	$(3,720,783)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$4,972,125	$7,262,417	$13,377,161
Class B	20,731	18,391	—
Class C	1,342,052	2,081,277	2,637,133
Class I	7,856,768	2,990,011	14,072,736
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	1,877,198	2,877,171	2,497,058
Class B	26,594	39,646	24,694
Class C	249,561	152,600	277,643
Class I	51,044	201,719	110,271
Cost of shares redeemed
Class A	(10,348,453)	(15,295,627)	(20,646,128)
Class B	(348,701)	(451,601)	(333,610)
Class C	(2,805,482)	(2,567,330)	(2,824,756)
Class I	(3,135,225)	(4,651,312)	(13,175,618)
Net asset value of shares exchanged
Class A	295,574	379,590	108,000
Class B	(295,574)	(379,590)	(108,000)
Net decrease in net assets from Fund share transactions	$(241,788)	$(7,342,638)	$(3,983,416)

Net decrease in net assets	$(5,980,633)	$(17,008,927)	$(10,688,557)

Net Assets
At beginning of year	$76,302,336	$122,742,178	$122,610,986
At end of year	$70,321,703	$105,733,251	$111,922,429

Accumulated undistributed (distributions in excess of) net investment income included in net assets
At end of year	$(47,032)	$(72,531)	$44,831

38	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

July 31, 2013

Statements of Changes in Net Assets — continued

	Year Ended July 31, 2013
Increase (Decrease) in Net Assets	New Jersey Fund	Pennsylvania Fund
From operations —
Net investment income	$8,177,845	$9,660,926
Net realized gain (loss) from investment transactions and financial futures contracts	(485,309)	2,727,337
Net change in unrealized appreciation (depreciation) from investments and financial futures contracts	(11,540,027)	(13,595,697)
Net decrease in net assets from operations	$(3,847,491)	$(1,207,434)
Distributions to shareholders —
From net investment income
Class A	$(6,674,991)	$(6,866,187)
Class B	—	(191,726)
Class C	(944,435)	(1,222,749)
Class I	(562,023)	(1,322,510)
Total distributions to shareholders	$(8,181,449)	$(9,603,172)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$7,636,417	$9,861,659
Class B	—	113,435
Class C	5,293,400	4,749,660
Class I	6,399,999	13,938,803
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	5,442,841	5,873,902
Class B	—	172,161
Class C	672,955	1,059,592
Class I	269,832	369,286
Cost of shares redeemed
Class A	(30,284,141)	(32,995,155)
Class B	—	(1,832,115)
Class C	(6,488,155)	(8,332,158)
Class I	(3,167,682)	(12,859,884)
Net asset value of shares exchanged
Class A	—	984,547
Class B	—	(984,547)
Net decrease in net assets from Fund share transactions	$(14,224,534)	$(19,880,814)

Net decrease in net assets	$(26,253,474)	$(30,691,420)

Net Assets
At beginning of year	$212,042,189	$254,915,938
At end of year	$185,788,715	$224,224,518

Accumulated undistributed (distributions in excess of) net investment income included in net assets
At end of year	$1,238,007	$(39,400)

39	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

July 31, 2013

Statements of Changes in Net Assets — continued

	Year Ended July 31, 2012
Increase (Decrease) in Net Assets	Arizona Fund	Connecticut Fund	Minnesota Fund
From operations —
Net investment income	$3,128,741	$4,566,929	$3,720,280
Net realized loss from investment transactions, financial futures contracts and swap contracts	(436,428)	(1,682,006)	(1,018,932)
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts and swap contracts	6,221,530	9,560,523	7,412,566
Net increase in net assets from operations	$8,913,843	$12,445,446	$10,113,914
Distributions to shareholders —
From net investment income
Class A	$(2,574,545)	$(3,916,369)	$(2,961,219)
Class B	(50,554)	(89,965)	(46,935)
Class C	(260,771)	(226,477)	(331,902)
Class I	(119,658)	(297,975)	(351,414)
Tax return of capital
Class A	(18,833)	(27,901)	—
Class B	(370)	(641)	—
Class C	(1,907)	(1,613)	—
Class I	(875)	(2,123)	—
Total distributions to shareholders	$(3,027,513)	$(4,563,064)	$(3,691,470)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$4,724,263	$5,618,274	$12,777,148
Class B	38,546	408,692	41,678
Class C	2,872,204	1,524,044	2,999,884
Class I	2,821,798	7,386,775	20,131,030
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	1,894,451	2,989,440	2,600,348
Class B	37,600	58,021	41,005
Class C	233,715	155,896	273,649
Class I	64,660	170,695	85,081
Cost of shares redeemed
Class A	(16,317,630)	(13,551,976)	(13,356,222)
Class B	(136,679)	(129,372)	(160,986)
Class C	(1,162,997)	(908,312)	(2,153,879)
Class I	(1,833,391)	(2,595,084)	(1,742,125)
Net asset value of shares exchanged
Class A	304,646	879,388	584,067
Class B	(304,646)	(879,388)	(584,067)
Net increase (decrease) in net assets from Fund share transactions	$(6,763,460)	$1,127,093	$21,536,611

Net increase (decrease) in net assets	$(877,130)	$9,009,475	$27,959,055

Net Assets
At beginning of year	$77,179,466	$113,732,703	$94,651,931
At end of year	$76,302,336	$122,742,178	$122,610,986

Accumulated undistributed (distributions in excess of) net investment income included in net assets
At end of year	$(47,033)	$(91,799)	$44,830

40	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

July 31, 2013

Statements of Changes in Net Assets — continued

	Year Ended July 31, 2012
Increase (Decrease) in Net Assets	New Jersey Fund	Pennsylvania Fund
From operations —
Net investment income	$8,664,268	$10,382,931
Net realized loss from investment transactions, financial futures contracts and swap contracts	(7,869,203)	(14,026,560)
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts and swap contracts	24,412,292	24,300,421
Net increase in net assets from operations	$25,207,357	$20,656,792
Distributions to shareholders —
From net investment income
Class A	$(7,361,125)	$(7,482,776)
Class B	—	(303,762)
Class C	(900,611)	(1,287,282)
Class I	(385,717)	(1,295,918)
Total distributions to shareholders	$(8,647,453)	$(10,369,738)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$10,711,170	$10,725,234
Class B	—	122,290
Class C	4,729,718	5,061,903
Class I	5,949,507	4,425,146
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	5,686,163	5,964,494
Class B	—	243,743
Class C	613,906	1,055,186
Class I	168,890	283,602
Cost of shares redeemed
Class A	(28,173,868)	(21,527,113)
Class B	—	(1,283,087)
Class C	(4,111,804)	(5,781,601)
Class I	(3,280,265)	(6,519,074)
Net asset value of shares exchanged
Class A	—	2,363,410
Class B	—	(2,363,410)
Net decrease in net assets from Fund share transactions	$(7,706,583)	$(7,229,277)

Net increase in net assets	$8,853,321	$3,057,777

Net Assets
At beginning of year	$203,188,868	$251,858,161
At end of year	$212,042,189	$254,915,938

Accumulated undistributed (distributions in excess of) net investment income included in net assets
At end of year	$1,238,007	$(96,311)

41	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

July 31, 2013

Financial Highlights

	Arizona Fund — Class A
	Year Ended July 31,
	2013	2012	2011	2010	2009
Net asset value — Beginning of year	$10.030	$9.280	$9.400	$8.960	$9.220

Income (Loss) From Operations
Net investment income(1)	$0.374	$0.404	$0.429	$0.400	$0.409
Net realized and unrealized gain (loss)	(0.741)	0.736	(0.133)	0.427	(0.266)

Total income (loss) from operations	$(0.367)	$1.140	$0.296	$0.827	$0.143

Less Distributions
From net investment income	$(0.363)	$(0.387)	$(0.416)	$(0.387)	$(0.403)
Tax return of capital	—	(0.003)	—	—	—

Total distributions	$(0.363)	$(0.390)	$(0.416)	$(0.387)	$(0.403)

Net asset value — End of year	$9.300	$10.030	$9.280	$9.400	$8.960

Total Return(2)	(3.82)%	12.51%	3.28%	9.35%	1.85%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$54,949	$62,591	$67,029	$83,120	$82,365
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.74%	0.74%	0.75%	0.75%	0.80%
Interest and fee expense(3)	0.02%	0.02%	0.02%	0.01%	0.06%
Total expenses before custodian fee reduction	0.76%	0.76%	0.77%	0.76%	0.86%
Expenses after custodian fee reduction excluding interest and fees	0.74%	0.74%	0.75%	0.75%	0.79%
Net investment income	3.77%	4.17%	4.65%	4.30%	4.75%
Portfolio Turnover	14%	8%	1%	5%	18%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

42	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

July 31, 2013

Financial Highlights — continued

	Arizona Fund — Class B
	Year Ended July 31,
	2013	2012	2011	2010	2009
Net asset value — Beginning of year	$11.140	$10.310	$10.440	$9.960	$10.250

Income (Loss) From Operations
Net investment income(1)	$0.334	$0.368	$0.398	$0.367	$0.383
Net realized and unrealized gain (loss)	(0.823)	0.815	(0.143)	0.468	(0.299)

Total income (loss) from operations	$(0.489)	$1.183	$0.255	$0.835	$0.084

Less Distributions
From net investment income	$(0.321)	$(0.350)	$(0.385)	$(0.355)	$(0.374)
Tax return of capital	—	(0.003)	—	—	—

Total distributions	$(0.321)	$(0.353)	$(0.385)	$(0.355)	$(0.374)

Net asset value — End of year	$10.330	$11.140	$10.310	$10.440	$9.960

Total Return(2)	(4.53)%	11.64%	2.55%	8.47%	1.06%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$789	$1,451	$1,693	$3,086	$4,759
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.49%	1.49%	1.50%	1.50%	1.55%
Interest and fee expense(3)	0.02%	0.02%	0.02%	0.01%	0.06%
Total expenses before custodian fee reduction	1.51%	1.51%	1.52%	1.51%	1.61%
Expenses after custodian fee reduction excluding interest and fees	1.49%	1.49%	1.50%	1.50%	1.54%
Net investment income	3.02%	3.42%	3.88%	3.55%	4.01%
Portfolio Turnover	14%	8%	1%	5%	18%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

43	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

July 31, 2013

Financial Highlights — continued

	Arizona Fund — Class C
	Year Ended July 31,
	2013	2012	2011	2010	2009
Net asset value — Beginning of year	$11.150	$10.320	$10.450	$9.970	$10.260

Income (Loss) From Operations
Net investment income(1)	$0.333	$0.366	$0.400	$0.367	$0.382
Net realized and unrealized gain (loss)	(0.822)	0.817	(0.144)	0.468	(0.298)

Total income (loss) from operations	$(0.489)	$1.183	$0.256	$0.835	$0.084

Less Distributions
From net investment income	$(0.321)	$(0.350)	$(0.386)	$(0.355)	$(0.374)
Tax return of capital	—	(0.003)	—	—	—

Total distributions	$(0.321)	$(0.353)	$(0.386)	$(0.355)	$(0.374)

Net asset value — End of year	$10.340	$11.150	$10.320	$10.450	$9.970

Total Return(2)	(4.52)%	11.63%	2.55%	8.46%	1.06%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$7,733	$9,602	$7,060	$8,765	$8,561
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.49%	1.49%	1.50%	1.50%	1.55%
Interest and fee expense(3)	0.02%	0.02%	0.02%	0.01%	0.06%
Total expenses before custodian fee reduction	1.51%	1.51%	1.52%	1.51%	1.61%
Expenses after custodian fee reduction excluding interest and fees	1.49%	1.49%	1.50%	1.50%	1.54%
Net investment income	3.01%	3.39%	3.91%	3.54%	3.98%
Portfolio Turnover	14%	8%	1%	5%	18%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

44	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

July 31, 2013

Financial Highlights — continued

	Arizona Fund — Class I
	Year Ended July 31,		Period Ended July 31, 2011(1)
	2013	2012
Net asset value — Beginning of period	$10.020	$9.270	$9.400

Income (Loss) From Operations
Net investment income	$0.392 (2)	$0.423 (2)	$0.433
Net realized and unrealized gain (loss)	(0.729)	0.736	(0.134)

Total income (loss) from operations	$(0.337)	$1.159	$0.299

Less Distributions
From net investment income	$(0.383)	$(0.406)	$(0.429)
Tax return of capital	—	(0.003)	—

Total distributions	$(0.383)	$(0.409)	$(0.429)

Net asset value — End of period	$9.300	$10.020	$9.270

Total Return(3)	(3.53)%	12.74%	3.33	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,852	$2,658	$1,397
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.54%	0.54%	0.55	%(5)
Interest and fee expense(6)	0.02%	0.02%	0.02	%(5)
Total expenses(7)	0.56%	0.56%	0.57	%(5)
Net investment income	3.95%	4.35%	4.65	%(5)
Portfolio Turnover	14%	8%	1	%(8)

(1)	For the period from the commencement of operations on August 3, 2010 to July 31, 2011.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Annualized.

(6)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(8)	For the year ended July 31, 2011.

45	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

July 31, 2013

Financial Highlights — continued

	Connecticut Fund — Class A
	Year Ended July 31,
	2013	2012	2011	2010	2009
Net asset value — Beginning of year	$10.750	$10.050	$10.200	$9.750	$9.990

Income (Loss) From Operations
Net investment income(1)	$0.383	$0.415	$0.434	$0.425	$0.446
Net realized and unrealized gain (loss)	(0.862)	0.700	(0.154)	0.455	(0.241)

Total income (loss) from operations	$(0.479)	$1.115	$0.280	$0.880	$0.205

Less Distributions
From net investment income	$(0.379)	$(0.412)	$(0.430)	$(0.430)	$(0.445)
Tax return of capital	(0.002)	(0.003)	—	—	—

Total distributions	$(0.381)	$(0.415)	$(0.430)	$(0.430)	$(0.445)

Net asset value — End of year	$9.890	$10.750	$10.050	$10.200	$9.750

Total Return(2)	(4.62)%	11.29%	2.85%	9.14%	2.31%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$88,850	$101,699	$99,007	$110,955	$107,689
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.73%	0.75%	0.75%	0.76%	0.80%
Interest and fee expense(3)	0.05%	0.05%	0.05%	0.05%	0.15%
Total expenses before custodian fee reduction	0.78%	0.80%	0.80%	0.81%	0.95%
Expenses after custodian fee reduction excluding interest and fees	0.73%	0.75%	0.75%	0.76%	0.79%
Net investment income	3.62%	3.98%	4.34%	4.20%	4.72%
Portfolio Turnover	13%	13%	5%	10%	20%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

46	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

July 31, 2013

Financial Highlights — continued

	Connecticut Fund — Class B
	Year Ended July 31,
	2013	2012	2011	2010	2009
Net asset value — Beginning of year	$10.700	$10.000	$10.160	$9.700	$9.940

Income (Loss) From Operations
Net investment income(1)	$0.303	$0.336	$0.356	$0.348	$0.375
Net realized and unrealized gain (loss)	(0.853)	0.699	(0.163)	0.465	(0.244)

Total income (loss) from operations	$(0.550)	$1.035	$0.193	$0.813	$0.131

Less Distributions
From net investment income	$(0.299)	$(0.333)	$(0.353)	$(0.353)	$(0.371)
Tax return of capital	(0.001)	(0.002)	—	—	—

Total distributions	$(0.300)	$(0.335)	$(0.353)	$(0.353)	$(0.371)

Net asset value — End of year	$9.850	$10.700	$10.000	$10.160	$9.700

Total Return(2)	(5.28)%	10.49%	1.98%	8.46%	1.53%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,642	$2,576	$2,927	$5,619	$8,387
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.49%	1.50%	1.51%	1.51%	1.55%
Interest and fee expense(3)	0.05%	0.05%	0.05%	0.05%	0.15%
Total expenses before custodian fee reduction	1.54%	1.55%	1.56%	1.56%	1.70%
Expenses after custodian fee reduction excluding interest and fees	1.49%	1.50%	1.51%	1.51%	1.54%
Net investment income	2.87%	3.24%	3.57%	3.46%	3.99%
Portfolio Turnover	13%	13%	5%	10%	20%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

47	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

July 31, 2013

Financial Highlights — continued

	Connecticut Fund — Class C
	Year Ended July 31,
	2013	2012	2011	2010	2009
Net asset value — Beginning of year	$10.710	$10.010	$10.170	$9.710	$9.950

Income (Loss) From Operations
Net investment income(1)	$0.302	$0.335	$0.357	$0.347	$0.372
Net realized and unrealized gain (loss)	(0.852)	0.700	(0.163)	0.466	(0.240)

Total income (loss) from operations	$(0.550)	$1.035	$0.194	$0.813	$0.132

Less Distributions
From net investment income	$(0.299)	$(0.333)	$(0.354)	$(0.353)	$(0.372)
Tax return of capital	(0.001)	(0.002)	—	—	—

Total distributions	$(0.300)	$(0.335)	$(0.354)	$(0.353)	$(0.372)

Net asset value — End of year	$9.860	$10.710	$10.010	$10.170	$9.710

Total Return(2)	(5.27)%	10.49%	1.98%	8.46%	1.53%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$6,787	$7,766	$6,516	$7,684	$5,664
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.48%	1.50%	1.50%	1.51%	1.55%
Interest and fee expense(3)	0.05%	0.05%	0.05%	0.05%	0.15%
Total expenses before custodian fee reduction	1.53%	1.55%	1.55%	1.56%	1.70%
Expenses after custodian fee reduction excluding interest and fees	1.48%	1.50%	1.50%	1.51%	1.54%
Net investment income	2.86%	3.22%	3.58%	3.44%	3.96%
Portfolio Turnover	13%	13%	5%	10%	20%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

48	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

July 31, 2013

Financial Highlights — continued

	Connecticut Fund — Class I
	Year Ended July 31,
	2013	2012	2011	2010	2009
Net asset value — Beginning of year	$10.760	$10.050	$10.210	$9.750	$9.990

Income (Loss) From Operations
Net investment income	$0.404 (1)	$0.438	$0.455 (1)	$0.446 (1)	$0.461 (1)
Net realized and unrealized gain (loss)	(0.872)	0.708	(0.165)	0.464	(0.237)

Total income (loss) from operations	$(0.468)	$1.146	$0.290	$0.910	$0.224

Less Distributions
From net investment income	$(0.400)	$(0.433)	$(0.450)	$(0.450)	$(0.464)
Tax return of capital	(0.002)	(0.003)	—	—	—

Total distributions	$(0.402)	$(0.436)	$(0.450)	$(0.450)	$(0.464)

Net asset value — End of year	$9.890	$10.760	$10.050	$10.210	$9.750

Total Return(2)	(4.52)%	11.61%	2.96%	9.46%	2.52%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$8,454	$10,701	$5,283	$6,684	$2,122
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.53%	0.54%	0.56%	0.56%	0.60%
Interest and fee expense(3)	0.05%	0.05%	0.05%	0.05%	0.15%
Total expenses before custodian fee reduction	0.58%	0.59%	0.61%	0.61%	0.75%
Expenses after custodian fee reduction excluding interest and fees	0.53%	0.54%	0.56%	0.56%	0.59%
Net investment income	3.82%	4.11%	4.55%	4.40%	4.87%
Portfolio Turnover	13%	13%	5%	10%	20%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

49	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

July 31, 2013

Financial Highlights — continued

	Minnesota Fund — Class A
	Year Ended July 31,
	2013	2012	2011	2010	2009
Net asset value — Beginning of year	$9.760	$9.160	$9.280	$8.900	$8.930

Income (Loss) From Operations
Net investment income(1)	$0.306	$0.341	$0.373	$0.375	$0.374
Net realized and unrealized gain (loss)	(0.533)	0.598	(0.123)	0.364	(0.028)

Total income (loss) from operations	$(0.227)	$0.939	$0.250	$0.739	$0.346

Less Distributions
From net investment income	$(0.303)	$(0.339)	$(0.370)	$(0.359)	$(0.376)

Total distributions	$(0.303)	$(0.339)	$(0.370)	$(0.359)	$(0.376)

Net asset value — End of year	$9.230	$9.760	$9.160	$9.280	$8.900

Total Return(2)	(2.43)%	10.41%	2.80%	8.40%	4.15%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$77,456	$86,725	$78,909	$89,036	$74,358
Ratios (as a percentage of average daily net assets):
Total expenses(3)	0.72%	0.72%	0.74%	0.73%	0.79%
Net investment income	3.15%	3.59%	4.10%	4.08%	4.38%
Portfolio Turnover	5%	8%	6%	3%	23%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

50	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

July 31, 2013

Financial Highlights — continued

	Minnesota Fund — Class B
	Year Ended July 31,
	2013	2012	2011	2010	2009
Net asset value — Beginning of year	$10.500	$9.860	$9.990	$9.580	$9.600

Income (Loss) From Operations
Net investment income(1)	$0.251	$0.295	$0.327	$0.330	$0.334
Net realized and unrealized gain (loss)	(0.573)	0.633	(0.132)	0.393	(0.020)

Total income (loss) from operations	$(0.322)	$0.928	$0.195	$0.723	$0.314

Less Distributions
From net investment income	$(0.248)	$(0.288)	$(0.325)	$(0.313)	$(0.334)

Total distributions	$(0.248)	$(0.288)	$(0.325)	$(0.313)	$(0.334)

Net asset value — End of year	$9.930	$10.500	$9.860	$9.990	$9.580

Total Return(2)	(3.15)%	9.53%	2.02%	7.62%	3.49%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$846	$1,323	$1,882	$4,038	$5,225
Ratios (as a percentage of average daily net assets):
Total expenses(3)	1.47%	1.47%	1.50%	1.49%	1.54%
Net investment income	2.40%	2.89%	3.33%	3.33%	3.64%
Portfolio Turnover	5%	8%	6%	3%	23%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

51	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

July 31, 2013

Financial Highlights — continued

	Minnesota Fund — Class C
	Year Ended July 31,
	2013	2012	2011	2010	2009
Net asset value — Beginning of year	$10.490	$9.850	$9.980	$9.570	$9.620

Income (Loss) From Operations
Net investment income(1)	$0.250	$0.289	$0.327	$0.329	$0.333
Net realized and unrealized gain (loss)	(0.572)	0.639	(0.132)	0.394	(0.049)

Total income (loss) from operations	$(0.322)	$0.928	$0.195	$0.723	$0.284

Less Distributions
From net investment income	$(0.248)	$(0.288)	$(0.325)	$(0.313)	$(0.334)

Total distributions	$(0.248)	$(0.288)	$(0.325)	$(0.313)	$(0.334)

Net asset value — End of year	$9.920	$10.490	$9.850	$9.980	$9.570

Total Return(2)	(3.16)%	9.54%	2.03%	7.63%	3.17%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$12,298	$12,955	$11,116	$15,291	$12,078
Ratios (as a percentage of average daily net assets):
Total expenses before custodian fee reduction	1.47%	1.47%	1.50%	1.48%	1.55%
Total expenses after custodian fee reduction	1.47%	1.47%	1.50%	1.48%	1.54%
Net investment income	2.39%	2.83%	3.34%	3.32%	3.61%
Portfolio Turnover	5%	8%	6%	3%	23%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

52	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

July 31, 2013

Financial Highlights — continued

	Minnesota Fund — Class I
	Year Ended July 31,		Period Ended July 31, 2011(1)
	2013	2012
Net asset value — Beginning of period	$9.760	$9.160	$9.290

Income (Loss) From Operations
Net investment income	$0.325 (2)	$0.358	$0.385
Net realized and unrealized gain (loss)	(0.532)	0.600	(0.130)

Total income (loss) from operations	$(0.207)	$0.958	$0.255

Less Distributions
From net investment income	$(0.323)	$(0.358)	$(0.385)

Total distributions	$(0.323)	$(0.358)	$(0.385)

Net asset value — End of period	$9.230	$9.760	$9.160

Total Return(3)	(2.23)%	10.63%	2.86	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$21,323	$21,608	$2,746
Ratios (as a percentage of average daily net assets):
Total expenses(5)	0.52%	0.52%	0.54	%(6)
Net investment income	3.35%	3.54%	4.28	%(6)
Portfolio Turnover	5%	8%	6	%(7)

(1)	For the period from the commencement of operations on August 3, 2010 to July 31, 2011.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Annualized.

(7)	For the year ended July 31, 2011.

53	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

July 31, 2013

Financial Highlights — continued

	New Jersey Fund — Class A
	Year Ended July 31,
	2013	2012	2011	2010	2009
Net asset value — Beginning of year	$9.580	$8.830	$9.220	$8.580	$9.500

Income (Loss) From Operations
Net investment income(1)	$0.382	$0.396	$0.444	$0.454	$0.457
Net realized and unrealized gain (loss)	(0.570)	0.748	(0.393)	0.627	(0.929)

Total income (loss) from operations	$(0.188)	$1.144	$0.051	$1.081	$(0.472)

Less Distributions
From net investment income	$(0.382)	$(0.394)	$(0.441)	$(0.441)	$(0.448)

Total distributions	$(0.382)	$(0.394)	$(0.441)	$(0.441)	$(0.448)

Net asset value — End of year	$9.010	$9.580	$8.830	$9.220	$8.580

Total Return(2)	(2.12)%	13.24%	0.65%	12.76%	(4.66)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$146,499	$173,054	$171,001	$214,220	$215,406
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.75%	0.76%	0.79%	0.79%	0.85%
Interest and fee expense(3)	0.07%	0.07%	0.12%	0.11%	0.18%
Total expenses(4)	0.82%	0.83%	0.91%	0.90%	1.03%
Net investment income	3.98%	4.31%	5.00%	4.98%	5.48%
Portfolio Turnover	6%	15%	1%	13%	35%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

54	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

July 31, 2013

Financial Highlights — continued

	New Jersey Fund — Class C
	Year Ended July 31,
	2013	2012	2011	2010	2009
Net asset value — Beginning of year	$9.990	$9.210	$9.620	$8.960	$9.920

Income (Loss) From Operations
Net investment income(1)	$0.323	$0.340	$0.394	$0.402	$0.411
Net realized and unrealized gain (loss)	(0.590)	0.780	(0.413)	0.652	(0.972)

Total income (loss) from operations	$(0.267)	$1.120	$(0.019)	$1.054	$(0.561)

Less Distributions
From net investment income	$(0.323)	$(0.340)	$(0.391)	$(0.394)	$(0.399)

Total distributions	$(0.323)	$(0.340)	$(0.391)	$(0.394)	$(0.399)

Net asset value — End of year	$9.400	$9.990	$9.210	$9.620	$8.960

Total Return(2)	(2.81)%	12.37%	(0.13)%	11.89%	(5.40)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$25,796	$28,066	$24,768	$31,491	$26,165
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.50%	1.51%	1.54%	1.53%	1.59%
Interest and fee expense(3)	0.07%	0.07%	0.12%	0.11%	0.18%
Total expenses(4)	1.57%	1.58%	1.66%	1.64%	1.77%
Net investment income	3.23%	3.55%	4.25%	4.21%	4.73%
Portfolio Turnover	6%	15%	1%	13%	35%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

55	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

July 31, 2013

Financial Highlights — continued

	New Jersey Fund — Class I
	Year Ended July 31,
	2013	2012	2011	2010	2009
Net asset value — Beginning of year	$9.580	$8.830	$9.220	$8.580	$9.510

Income (Loss) From Operations
Net investment income(1)	$0.401	$0.412	$0.463	$0.473	$0.468
Net realized and unrealized gain (loss)	(0.570)	0.751	(0.394)	0.625	(0.933)

Total income (loss) from operations	$(0.169)	$1.163	$0.069	$1.098	$(0.465)

Less Distributions
From net investment income	$(0.401)	$(0.413)	$(0.459)	$(0.458)	$(0.465)

Total distributions	$(0.401)	$(0.413)	$(0.459)	$(0.458)	$(0.465)

Net asset value — End of year	$9.010	$9.580	$8.830	$9.220	$8.580

Total Return(2)	(1.93)%	13.46%	0.85%	12.96%	(4.56)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$13,493	$10,922	$7,419	$8,386	$1,808
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.55%	0.56%	0.59%	0.58%	0.65%
Interest and fee expense(3)	0.07%	0.07%	0.12%	0.11%	0.18%
Total expenses(4)	0.62%	0.63%	0.71%	0.69%	0.83%
Net investment income	4.18%	4.47%	5.21%	5.16%	5.74%
Portfolio Turnover	6%	15%	1%	13%	35%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

56	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

July 31, 2013

Financial Highlights — continued

	Pennsylvania Fund — Class A
	Year Ended July 31,
	2013	2012	2011	2010	2009
Net asset value — Beginning of year	$9.170	$8.800	$9.060	$8.650	$9.190

Income (Loss) From Operations
Net investment income(1)	$0.369	$0.380	$0.437	$0.431	$0.427
Net realized and unrealized gain (loss)	(0.423)	0.370	(0.262)	0.391	(0.539)

Total income (loss) from operations	$(0.054)	$0.750	$0.175	$0.822	$(0.112)

Less Distributions
From net investment income	$(0.366)	$(0.380)	$(0.435)	$(0.412)	$(0.428)

Total distributions	$(0.366)	$(0.380)	$(0.435)	$(0.412)	$(0.428)

Net asset value — End of year	$8.750	$9.170	$8.800	$9.060	$8.650

Total Return(2)	(0.70)%	8.70%	2.07%	9.60%	(0.87)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$156,219	$179,909	$175,176	$210,024	$212,358
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.76%	0.77%	0.80%	0.79%	0.82%
Interest and fee expense(3)	0.05%	0.05%	0.10%	0.09%	0.29%
Total expenses(4)	0.81%	0.82%	0.90%	0.88%	1.11%
Net investment income	4.01%	4.25%	4.97%	4.74%	5.15%
Portfolio Turnover	12%	6%	5%	10%	27%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

57	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

July 31, 2013

Financial Highlights — continued

	Pennsylvania Fund — Class B
	Year Ended July 31,
	2013	2012	2011	2010	2009
Net asset value — Beginning of year	$9.490	$9.110	$9.380	$8.960	$9.500

Income (Loss) From Operations
Net investment income(1)	$0.310	$0.326	$0.384	$0.375	$0.379
Net realized and unrealized gain (loss)	(0.432)	0.377	(0.272)	0.404	(0.544)

Total income (loss) from operations	$(0.122)	$0.703	$0.112	$0.779	$(0.165)

Less Distributions
From net investment income	$(0.308)	$(0.323)	$(0.382)	$(0.359)	$(0.375)

Total distributions	$(0.308)	$(0.323)	$(0.382)	$(0.359)	$(0.375)

Net asset value — End of year	$9.060	$9.490	$9.110	$9.380	$8.960

Total Return(2)	(1.39)%	7.86%	1.29%	8.75%	(1.45)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$4,517	$7,255	$10,191	$17,328	$22,120
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.52%	1.52%	1.56%	1.55%	1.57%
Interest and fee expense(3)	0.05%	0.05%	0.10%	0.09%	0.29%
Total expenses(4)	1.57%	1.57%	1.66%	1.64%	1.86%
Net investment income	3.26%	3.52%	4.22%	3.99%	4.41%
Portfolio Turnover	12%	6%	5%	10%	27%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

58	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

July 31, 2013

Financial Highlights — continued

	Pennsylvania Fund — Class C
	Year Ended July 31,
	2013	2012	2011	2010	2009
Net asset value — Beginning of year	$9.490	$9.110	$9.380	$8.960	$9.510

Income (Loss) From Operations
Net investment income(1)	$0.310	$0.324	$0.384	$0.375	$0.377
Net realized and unrealized gain (loss)	(0.432)	0.380	(0.271)	0.404	(0.551)

Total income (loss) from operations	$(0.122)	$0.704	$0.113	$0.779	$(0.174)

Less Distributions
From net investment income	$(0.308)	$(0.324)	$(0.383)	$(0.359)	$(0.376)

Total distributions	$(0.308)	$(0.324)	$(0.383)	$(0.359)	$(0.376)

Net asset value — End of year	$9.060	$9.490	$9.110	$9.380	$8.960

Total Return(2)	(1.39)%	7.86%	1.30%	8.75%	(1.55)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$34,045	$38,268	$36,409	$46,080	$38,427
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.51%	1.52%	1.55%	1.54%	1.57%
Interest and fee expense(3)	0.05%	0.05%	0.10%	0.09%	0.29%
Total expenses(4)	1.56%	1.57%	1.65%	1.63%	1.86%
Net investment income	3.26%	3.49%	4.21%	3.98%	4.38%
Portfolio Turnover	12%	6%	5%	10%	27%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

59	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

July 31, 2013

Financial Highlights — continued

	Pennsylvania Fund — Class I
	Year Ended July 31,
	2013	2012	2011	2010	2009
Net asset value — Beginning of year	$9.200	$8.830	$9.100	$8.680	$9.200

Income (Loss) From Operations
Net investment income(1)	$0.388	$0.400	$0.456	$0.450	$0.442
Net realized and unrealized gain (loss)	(0.412)	0.369	(0.271)	0.401	(0.517)

Total income (loss) from operations	$(0.024)	$0.769	$0.185	$0.851	$(0.075)

Less Distributions
From net investment income	$(0.386)	$(0.399)	$(0.455)	$(0.431)	$(0.445)

Total distributions	$(0.386)	$(0.399)	$(0.455)	$(0.431)	$(0.445)

Net asset value — End of year	$8.790	$9.200	$8.830	$9.100	$8.680

Total Return(2)	(0.37)%	8.91%	2.17%	9.91%	(0.45)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$29,443	$29,484	$30,082	$35,367	$22,621
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.56%	0.57%	0.60%	0.60%	0.62%
Interest and fee expense(3)	0.05%	0.05%	0.10%	0.09%	0.29%
Total expenses(4)	0.61%	0.62%	0.70%	0.69%	0.91%
Net investment income	4.21%	4.45%	5.16%	4.93%	5.37%
Portfolio Turnover	12%	6%	5%	10%	27%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

60	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

July 31, 2013

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Municipals Trust (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Trust presently consists of twenty-two funds, five of which, each non-diversified, are included in these financial statements. They include Eaton Vance Arizona Municipal Income Fund (Arizona Fund), Eaton Vance Connecticut Municipal Income Fund (Connecticut Fund), Eaton Vance Minnesota Municipal Income Fund (Minnesota Fund), Eaton Vance New Jersey Municipal Income Fund (New Jersey Fund) and Eaton Vance Pennsylvania Municipal Income Fund (Pennsylvania Fund), (each individually referred to as the Fund, and collectively, the Funds). The Funds’ investment objective is to provide current income exempt from regular federal income tax and from particular state or local income or other taxes. The New Jersey Fund offers three classes of shares and the Arizona Fund, Connecticut Fund, Minnesota Fund and Pennsylvania Fund offer four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares of each Fund automatically convert to Class A shares eight years after their purchase as described in each Fund’s prospectus. Beginning January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Derivatives. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Interest rate swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows are discounted to their present value using swap rates provided by electronic data services or by broker/dealers.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of a Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions and Related Income — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax-exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. Each Fund intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in municipal obligations, which are exempt from regular federal income tax when received by each Fund, as exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

At July 31, 2013, the following Funds, for federal income tax purposes, had capital loss carryforwards and deferred capital losses which will reduce the respective Fund’s taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Funds of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Funds’ next taxable year and are treated as realized prior to

61

Eaton Vance

Municipal Income Funds

July 31, 2013

Notes to Financial Statements — continued

the utilization of the capital loss carryforward. The amounts and expiration dates of the capital loss carryforwards and the amounts of the deferred capital losses are as follows:

Expiration Date	Arizona Fund	Connecticut Fund	Minnesota Fund	New Jersey Fund	Pennsylvania Fund

July 31, 2014	$736,704	$—	$—	$—	$—
July 31, 2016	160,306	329,657	410,833	3,716,712	1,414,955
July 31, 2017	997,387	662,277	566,758	6,120,511	5,414,612
July 31, 2018	3,471,707	2,387,746	1,523,293	20,873,952	10,375,222
July 31, 2019	—	685,091	723,202	3,741,998	10,492,996

Total capital loss carryforward	$5,366,104	$4,064,771	$3,224,086	$34,453,173	$27,697,785

Deferred capital losses	$—	$1,776,036	$232,797	$9,107,526	$8,244,695

During the year ended July 31, 2013, capital loss carryforwards of $39,985 were utilized to offset net realized gains by the Arizona Fund.

As of July 31, 2013, the Funds had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Funds. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance each Fund maintains with SSBT. All credit balances, if any, used to reduce each Fund’s custodian fees are reported as a reduction of expenses in the Statements of Operations.

F  Legal Fees — Legal fees and other related expenses incurred as part of negotiations of the terms and requirement of capital infusions, or that are expected to result in the restructuring of, or a plan of reorganization for, an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Funds. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, each Fund enters into agreements with service providers that may contain indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred.

I  Floating Rate Notes Issued in Conjunction with Securities Held — The Funds may invest in residual interest bonds, also referred to as inverse floating rate securities, whereby a Fund may sell a variable or fixed rate bond to a broker for cash. At the same time, the Fund buys a residual interest in the assets and cash flows of a Special-Purpose Vehicle (the SPV), (which is generally organized as a trust), set up by the broker. The broker deposits a bond into the SPV with the same CUSIP number as the bond sold to the broker by the Fund, and which may have been, but is not required to be, the bond purchased from the Fund (the Bond). The SPV also issues floating rate notes (Floating Rate Notes) which are sold to third-parties. The residual interest bond held by a Fund gives the Fund the right (1) to cause the holders of the Floating Rate Notes to generally tender their notes at par, and (2) to have the broker transfer the Bond held by the SPV to the Fund, thereby terminating the SPV. Should the Fund exercise such right, it would generally pay the broker the par amount due on the Floating Rate Notes and exchange the residual interest bond for the underlying Bond. Pursuant to generally accepted accounting principles for transfers and servicing of financial assets and extinguishment of liabilities, the Funds account for the transaction described above as a secured borrowing by including the Bond in their Portfolio of Investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in their Statement of Assets and Liabilities. The Floating Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes to the broker for redemption at par at each reset date. Accordingly, the fair value of the payable for floating rate notes issued approximates its carrying value. If measured at fair value, the payable for floating rate notes would have been considered as Level 2 in the fair value

62

Eaton Vance

Municipal Income Funds

July 31, 2013

Notes to Financial Statements — continued

hierarchy (see Note 12) at July 31, 2013. Interest expense related to the Funds’ liability with respect to Floating Rate Notes is recorded as incurred. The SPV may be terminated by the Fund, as noted above, or by the broker upon the occurrence of certain termination events as defined in the trust agreement, such as a downgrade in the credit quality of the underlying Bond, bankruptcy of or payment failure by the issuer of the underlying Bond, the inability to remarket Floating Rate Notes that have been tendered due to insufficient buyers in the market, or the failure by the SPV to obtain renewal of the liquidity agreement under which liquidity support is provided for the Floating Rate Notes up to one year. At July 31, 2013, the amounts of the Funds’ Floating Rate Notes and related interest rates and collateral were as follows:

	Arizona Fund	Connecticut Fund	New Jersey Fund	Pennsylvania Fund

Floating Rate Notes Outstanding	$1,700,000	$7,225,000	$21,020,000	$14,350,000
Interest Rate or Range of Interest Rates (%)	0.16 - 0.48	0.09 - 0.48	0.07 - 0.14	0.07 - 0.21
Collateral for Floating Rate Notes Outstanding	$2,677,509	$10,340,677	$28,265,541	$20,686,455

For the year ended July 31, 2013, the Funds’ average Floating Rate Notes outstanding and the average interest rate including fees were as follows:

	Arizona Fund	Connecticut Fund	New Jersey Fund	Pennsylvania Fund

Average Floating Rate Notes Outstanding	$1,700,000	$7,225,000	$21,020,000	$15,911,644
Average Interest Rate	0.97%	0.86%	0.69%	0.80%

The Funds may enter into shortfall and forbearance agreements with the broker by which a Fund agrees to reimburse the broker, in certain circumstances, for the difference between the liquidation value of the Bond held by the SPV and the liquidation value of the Floating Rate Notes, as well as any shortfalls in interest cash flows. The Funds had no shortfalls as of July 31, 2013.

The Funds may also purchase residual interest bonds from brokers in a secondary market transaction without first owning the underlying bond. Such transactions are not required to be treated as secured borrowings. Shortfall agreements, if any, related to residual interest bonds purchased in a secondary market transaction are disclosed in the Portfolio of Investments.

The Funds’ investment policies and restrictions expressly permit investments in residual interest bonds. Such bonds typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities tend to underperform the market for fixed rate bonds in a rising long-term interest rate environment, but tend to outperform the market for fixed rate bonds when long-term interest rates decline. The value and income of residual interest bonds are generally more volatile than that of a fixed rate bond. The Funds’ investment policies do not allow the Funds to borrow money except as permitted by the 1940 Act. Management believes that the Funds’ restrictions on borrowing money and issuing senior securities (other than as specifically permitted) do not apply to Floating Rate Notes issued by the SPV and included as a liability in the Funds’ Statement of Assets and Liabilities. As secured indebtedness issued by an SPV, Floating Rate Notes are distinct from the borrowings and senior securities to which the Funds’ restrictions apply. Residual interest bonds held by the Funds are securities exempt from registration under Rule 144A of the Securities Act of 1933.

J  Financial Futures Contracts — Upon entering into a financial futures contract, a Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

K  Interest Rate Swaps — Pursuant to interest rate swap agreements, a Fund makes periodic payments at a fixed interest rate and, in exchange, receives payments based on the interest rate of a benchmark industry index. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between two rates of interest. A Fund is exposed to credit loss in the event of non-performance by the swap counterparty. Risk may also arise from movements in interest rates.

L  When-Issued Securities and Delayed Delivery Transactions — The Funds may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Funds maintain security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

63

Eaton Vance

Municipal Income Funds

July 31, 2013

Notes to Financial Statements — continued

2  Distributions to Shareholders

The net investment income of each Fund is determined daily and substantially all of the net investment income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are declared separately for each class of shares. Distributions are paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards) are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of a Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Funds distinguish between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended July 31, 2013 and July 31, 2012 was as follows:

	Year Ended July 31, 2013
	Arizona Fund	Connecticut Fund	Minnesota Fund	New Jersey Fund	Pennsylvania Fund

Distributions declared from:
Tax-exempt income	$2,843,557	$4,192,590	$3,718,197	$8,142,993	$9,578,406
Ordinary income	$—	$8,525	$2,586	$38,456	$24,766
Tax return of capital	$—	$19,267	$—	$—	$—

	Year Ended July 31, 2012
	Arizona Fund	Connecticut Fund	Minnesota Fund	New Jersey Fund	Pennsylvania Fund

Distributions declared from:
Tax-exempt income	$2,969,419	$4,508,053	$3,690,517	$8,615,518	$10,323,973
Ordinary income	$36,109	$22,733	$953	$31,935	$45,765
Tax return of capital	$21,985	$32,278	$—	$—	$—

During the year ended July 31, 2013, the following amounts were reclassified due to expired capital loss carryforwards and differences between book and tax accounting, primarily for accretion of market discount and defaulted bond interest.

	Arizona Fund	Connecticut Fund	Minnesota Fund	New Jersey Fund	Pennsylvania Fund

Change in:
Paid-in capital	$(651,170)	$(374,997)	$(504,289)	$—	$(3,349,896)
Accumulated net realized loss	$735,141	$398,515	$530,650	$(3,604)	$3,350,739
Accumulated undistributed (distributions in excess of) net investment income	$(83,971)	$(23,518)	$(26,361)	$3,604	$(843)

These reclassifications had no effect on the net assets or net asset value per share of the Funds.

64

Eaton Vance

Municipal Income Funds

July 31, 2013

Notes to Financial Statements — continued

As of July 31, 2013, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

	Arizona Fund	Connecticut Fund	Minnesota Fund	New Jersey Fund	Pennsylvania Fund

Undistributed tax-exempt income	$1,701	$—	$114,454	$1,384,970	$230,760
Capital loss carryforward and deferred capital losses	$(5,366,104)	$(5,840,807)	$(3,456,883)	$(43,560,699)	$(35,942,480)
Net unrealized appreciation	$2,288,926	$3,090,418	$3,734,113	$8,799,562	$11,525,496
Other temporary differences	$(48,733)	$(72,531)	$(69,623)	$(146,963)	$(162,956)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to futures contracts, accretion of market discount, residual interest bonds, defaulted bond interest and the timing of recognizing distributions to shareholders.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to each Fund. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities) as presented in the following table and is payable monthly.

Daily Net Assets	Annual Asset Rate	Daily Income Rate

Up to $20 million	0.10%	1.00%
$20 million up to $40 million	0.20	2.00
$40 million up to $500 million	0.30	3.00

On average daily net assets of $500 million or more, the rates are reduced.

For the year ended July 31, 2013, investment adviser fees incurred by the Funds and the effective annual rates, as a percentage of average daily net assets, were as follows:

	Arizona Fund	Connecticut Fund	Minnesota Fund	New Jersey Fund	Pennsylvania Fund

Investment Adviser Fee	$256,727	$425,121	$420,543	$841,566	$1,007,619
Effective Annual Rate	0.32%	0.36%	0.35%	0.40%	0.41%

EVM serves as administrator of each Fund, but receives no compensation. EVM serves as the sub-transfer agent of each Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Funds’ principal underwriter, received a portion of the sales charge on sales of Class A shares of the Funds. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5). Sub-transfer agent fees earned by EVM and Class A sales charges that the Funds were informed were received by EVD for the year ended July 31, 2013 were as follows:

	Arizona Fund	Connecticut Fund	Minnesota Fund	New Jersey Fund	Pennsylvania Fund

EVM’s Sub-Transfer Agent Fees	$1,770	$3,891	$3,523	$6,116	$8,209
EVD’s Class A Sales Charges	$11,950	$16,906	$10,520	$26,461	$34,555

65

Eaton Vance

Municipal Income Funds

July 31, 2013

Notes to Financial Statements — continued

Trustees and officers of the Funds who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Funds out of the investment adviser fee. Trustees of the Funds who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended July 31, 2013, no significant amounts have been deferred. Certain officers and Trustees of the Funds are officers of the above organizations.

4  Distribution Plans

Each Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that each Fund will pay EVD a distribution and service fee not exceeding 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to each Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. The Trustees approved distribution and service fee payments equal to 0.20% per annum of each Fund’s average daily net assets attributable to Class A shares. Distribution and service fees paid or accrued to EVD for the year ended July 31, 2013 for Class A shares amounted to the following:

	Arizona Fund	Connecticut Fund	Minnesota Fund	New Jersey Fund	Pennsylvania Fund

Class A Distribution and Service Fees	$123,141	$199,131	$170,227	$335,414	$344,695

Each Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, each Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the respective Funds. For the year ended July 31, 2013, the Funds paid or accrued to EVD the following distribution fees:

	Arizona Fund	Connecticut Fund	Minnesota Fund	New Jersey Fund	Pennsylvania Fund

Class B Distribution Fees	$8,369	$16,886	$9,035	$—	$44,517
Class C Distribution Fees	$70,157	$58,923	$101,382	$219,494	$283,857

The Class B and Class C Plans also authorize the Funds to make payments of service fees to EVD, financial intermediaries and other persons in amounts not exceeding 0.25% per annum of the average daily net assets attributable to that class. The Trustees approved service fee payments equal to 0.20% per annum of each Fund’s average daily net assets attributable to Class B and Class C shares. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the Class B and Class C sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended July 31, 2013 amounted to the following:

	Arizona Fund	Connecticut Fund	Minnesota Fund	New Jersey Fund	Pennsylvania Fund

Class B Service Fees	$2,232	$4,503	$2,409	$—	$11,871
Class C Service Fees	$18,709	$15,713	$27,035	$58,532	$75,695

Distribution and service fees are subject to the limitatons contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d) and for Class B, are further limited to a 5% maximum sales charge as determined in accordance with such rule.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within eighteen months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its

66

Eaton Vance

Municipal Income Funds

July 31, 2013

Notes to Financial Statements — continued

affiliates or to their respective employees or clients and may be waived under certain other limited conditions. For the year ended July 31, 2013, the Funds were informed that EVD received approximately the following amounts of CDSCs paid by Class A, Class B and Class C shareholders:

	Arizona Fund	Connecticut Fund	Minnesota Fund	New Jersey Fund	Pennsylvania Fund

Class A	$100	$—	$—	$200	$40
Class B	$3,000	$2,000	$—	$—	$9,000
Class C	$2,000	$2,000	$1,000	$3,000	$1,000

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, for the year ended July 31, 2013 were as follows:

	Arizona Fund	Connecticut Fund	Minnesota Fund	New Jersey Fund	Pennsylvania Fund

Purchases	$11,800,548	$15,432,553	$6,692,521	$13,723,164	$29,695,380
Sales	$11,120,107	$22,659,494	$5,713,340	$24,441,139	$48,120,843

7  Shares of Beneficial Interest

Each Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Funds) and classes. Transactions in Fund shares were as follows:

Arizona Fund
	Year Ended July 31, 2013
	Class A	Class B	Class C	Class I

Sales	495,272	1,872	120,655	783,726
Issued to shareholders electing to receive payments of distributions in Fund shares	189,688	2,411	22,649	5,147
Redemptions	(1,047,249)	(31,482)	(256,632)	(316,999)
Exchange from Class B shares	29,690	—	—	—
Exchange to Class A shares	—	(26,709)	—	—

Net increase (decrease)	(332,599)	(53,908)	(113,328)	471,874

	Year Ended July 31, 2012
	Class A	Class B	Class C	Class I

Sales	488,702	3,500	263,330	294,161
Issued to shareholders electing to receive payments of distributions in Fund shares	194,859	3,483	21,591	6,610
Redemptions	(1,693,861)	(12,712)	(107,712)	(186,134)
Exchange from Class B shares	31,361	—	—	—
Exchange to Class A shares	—	(28,217)	—	—

Net increase (decrease)	(978,939)	(33,946)	177,209	114,637

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Notes to Financial Statements — continued

Connecticut Fund
	Year Ended July 31, 2013
	Class A	Class B	Class C	Class I

Sales	681,261	1,755	196,093	280,659
Issued to shareholders electing to receive payments of distributions in Fund shares	272,683	3,767	14,529	19,117
Redemptions	(1,466,675)	(43,145)	(246,925)	(440,328)
Exchange from Class B shares	36,124	—	—	—
Exchange to Class A shares	—	(36,295)	—	—

Net decrease	(476,607)	(73,918)	(36,303)	(140,552)

	Year Ended July 31, 2012
	Class A	Class B	Class C	Class I

Sales	536,260	40,133	146,502	700,991
Issued to shareholders electing to receive payments of distributions in Fund shares	285,898	5,585	14,966	16,208
Redemptions	(1,301,521)	(12,557)	(87,360)	(247,894)
Exchange from Class B shares	84,695	—	—	—
Exchange to Class A shares	—	(85,096)	—	—

Net increase (decrease)	(394,668)	(51,935)	74,108	469,305

Minnesota Fund
	Year Ended July 31, 2013
	Class A	Class B	Class C	Class I

Sales	1,373,087	—	250,574	1,442,644
Issued to shareholders electing to receive payments of distributions in Fund shares	257,448	2,365	26,622	11,367
Redemptions	(2,132,414)	(32,814)	(272,027)	(1,356,881)
Exchange from Class B shares	11,101	—	—	—
Exchange to Class A shares	—	(10,317)	—	—

Net increase (decrease)	(490,778)	(40,766)	5,169	97,130

	Year Ended July 31, 2012
	Class A	Class B	Class C	Class I

Sales	1,343,926	4,104	292,066	2,087,670
Issued to shareholders electing to receive payments of distributions in Fund shares	273,612	4,022	26,799	8,939
Redemptions	(1,405,269)	(15,647)	(212,646)	(182,175)
Exchange from Class B shares	61,757	—	—	—
Exchange to Class A shares	—	(57,392)	—	—

Net increase (decrease)	274,026	(64,913)	106,219	1,914,434

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Notes to Financial Statements — continued

New Jersey Fund
	Year Ended July 31, 2013
	Class A	Class B	Class C	Class I

Sales	794,210	—	526,583	664,547
Issued to shareholders electing to receive payments of distributions in Fund shares	569,596	—	67,513	28,267
Redemptions	(3,176,711)	—	(659,038)	(335,929)

Net increase (decrease)	(1,812,905)	—	(64,942)	356,885

	Year Ended July 31, 2012
	Class A	Class B	Class C	Class I

Sales	1,167,863	—	489,053	644,451
Issued to shareholders electing to receive payments of distributions in Fund shares	617,925	—	63,909	18,249
Redemptions	(3,082,371)	—	(432,689)	(362,596)

Net increase (decrease)	(1,296,583)	—	120,273	300,104

Pennsylvania Fund
	Year Ended July 31, 2013
	Class A	Class B	Class C	Class I

Sales	1,070,858	11,888	496,182	1,493,458
Issued to shareholders electing to receive payments of distributions in Fund shares	640,495	18,116	111,602	40,154
Redemptions	(3,592,624)	(192,564)	(882,138)	(1,385,940)
Exchange from Class B shares	106,994	—	—	—
Exchange to Class A shares	—	(103,344)	—	—

Net increase (decrease)	(1,774,277)	(265,904)	(274,354)	147,672

	Year Ended July 31, 2012
	Class A	Class B	Class C	Class I

Sales	1,194,338	13,441	546,499	497,328
Issued to shareholders electing to receive payments of distributions in Fund shares	665,025	26,310	113,593	31,478
Redemptions	(2,408,234)	(138,165)	(624,868)	(730,557)
Exchange from Class B shares	264,913	—	—	—
Exchange to Class A shares	—	(255,890)	—	—

Net increase (decrease)	(283,958)	(354,304)	35,224	(201,751)

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Notes to Financial Statements — continued

8  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of each Fund at July 31, 2013, as determined on a federal income tax basis, were as follows:

	Arizona Fund	Connecticut Fund	Minnesota Fund	New Jersey Fund	Pennsylvania Fund

Aggregate cost	$67,509,285	$101,635,722	$106,481,338	$178,604,232	$206,998,594

Gross unrealized appreciation	$3,893,326	$5,018,780	$5,399,412	$12,185,544	$15,034,789
Gross unrealized depreciation	(1,604,400)	(1,928,362)	(1,665,299)	(3,385,982)	(3,509,293)

Net unrealized appreciation	$2,288,926	$3,090,418	$3,734,113	$8,799,562	$11,525,496

9  Line of Credit

The Funds participate with other portfolios and funds managed by EVM and its affiliates in a $600 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Funds solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Funds, a Fund may be unable to borrow some or all of its requested amounts at any particular time. At July 31, 2013, the Minnesota Fund had a balance outstanding pursuant to this line of credit of $1,200,000 at an interest rate of 1.09%. Based on the short-term nature of the borrowings under the line of credit and variable interest rate, the carrying value of the borrowings approximated its fair value at July 31, 2013. If measured at fair value, borrowings under the line of credit would have been considered as Level 2 in the fair value hierarchy (see Note 12) at July 31, 2013. The Funds’ average borrowings or allocated fees during the year ended July 31, 2013 were not significant.

10  Overdraft Advances

Pursuant to the custodian agreement, SSBT may, in its discretion, advance funds to the Funds to make properly authorized payments. When such payments result in an overdraft, the Funds are obligated to repay SSBT at the current rate of interest charged by SSBT for secured loans (currently, the Federal Funds rate plus 2%). This obligation is payable on demand to SSBT. SSBT has a lien on a Fund’s assets to the extent of any overdraft. At July 31, 2013, the Minnesota Fund had a payment due to SSBT pursuant to the foregoing arrangement of $52,472. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value at July 31, 2013. If measured at fair value, overdraft advances would have been considered as Level 2 in the fair value hierarchy (see Note 12) at July 31, 2013. The Funds’ average overdraft advances during the year ended July 31, 2013 were not significant.

11  Financial Instruments

The Funds may trade in financial instruments with off-balance sheet risk in the normal course of their investing activities. These financial instruments may include financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment a Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at July 31, 2013 is as follows:

Futures Contracts
Fund	Expiration Month/Year	Contracts	Position	Aggregate Cost	Value	Net Unrealized Appreciation

Arizona	9/13	38 U.S. Long Treasury Bond	Short	$(5,344,274)	$(5,094,375)	$249,899
Connecticut	9/13	32 U.S. Long Treasury Bond	Short	$(4,500,441)	$(4,290,000)	$210,441

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Notes to Financial Statements — continued

Futures Contracts (continued)
Fund	Expiration Month/Year	Contracts	Position	Aggregate Cost	Value	Net Unrealized Appreciation

Minnesota	9/13	47 U.S. Long Treasury Bond	Short	$(6,610,024)	$(6,300,938)	$309,086
New Jersey	9/13	100 U.S. 10-Year Treasury Note	Short	$(13,038,880)	$(12,643,750)	$395,130
	9/13	200 U.S. Long Treasury Bond	Short	(28,127,759)	(26,812,500)	1,315,259
Pennsylvania	9/13	475 U.S. Long Treasury Bond	Short	$(66,803,428)	$(63,679,688)	$3,123,740

At July 31, 2013, the Funds had sufficient cash and/or securities to cover commitments under these contracts.

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objective. Because the Funds hold fixed-rate bonds, the value of these bonds may decrease if interest rates rise. The Funds purchase and sell U.S. Treasury futures contracts to hedge against changes in interest rates.

The fair values of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk at July 31, 2013 were as follows:

	Arizona Fund		Connecticut Fund		Minnesota Fund		New Jersey Fund		Pennsylvania Fund

Asset Derivative:
Futures Contracts	$249,899	(1)	$210,441	(1)	$309,086	(1)	$1,710,389	(1)	$3,123,740	(1)

Total	$249,899		$210,441		$309,086		$1,710,389		$3,123,740

(1)

Amount represents cumulative unrealized appreciation on futures contracts in the Futures Contracts table above. Only the current day’s variation margin on open futures contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is interest rate risk for the year ended July 31, 2013 was as follows:

	Arizona Fund		Connecticut Fund		Minnesota Fund		New Jersey Fund		Pennsylvania Fund

Realized Gain (Loss) on Derivatives Recognized in Income	$139,365	(1)	$124,612(1)		$172,372(1)		$866,825	(1)	$2,101,152	(1)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income	$393,656	(2)	$354,330	(2)	$486,891	(2)	$2,861,195	(2)	$5,204,434	(2)

(1)	Statement of Operations location: Net realized gain (loss) – Financial futures contracts.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Financial futures contracts.

The average notional amounts of futures contracts outstanding during the year ended July 31, 2013, which are indicative of the volume of this derivative type, were approximately as follows:

	Arizona Fund	Connecticut Fund	Minnesota Fund	New Jersey Fund	Pennsylvania Fund

Average Notional Amount:
Futures Contracts	$3,800,000	$3,938,000	$4,700,000	$34,231,000	$53,269,000

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Notes to Financial Statements — continued

12  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At July 31, 2013, the hierarchy of inputs used in valuing the Funds’ investments and open derivative instruments, which are carried at value, were as follows:

Arizona Fund
Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Investments	$—	$71,498,211	$—	$71,498,211

Total Investments	$—	$71,498,211	$—	$71,498,211

Futures Contracts	$249,899	$—	$—	$249,899

Total	$249,899	$71,498,211	$—	$71,748,110

Connecticut Fund
Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Investments	$—	$111,951,140	$—	$111,951,140

Total Investments	$—	$111,951,140	$—	$111,951,140

Futures Contracts	$210,441	$—	$—	$210,441

Total	$210,441	$111,951,140	$—	$112,161,581

Minnesota Fund
Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Investments	$—	$110,215,451	$—	$110,215,451

Total Investments	$—	$110,215,451	$—	$110,215,451

Futures Contracts	$309,086	$—	$—	$309,086

Total	$309,086	$110,215,451	$—	$110,524,537

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Notes to Financial Statements — continued

New Jersey Fund
Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Investments	$—	$206,023,794	$—	$206,023,794

Total Investments	$—	$206,023,794	$—	$206,023,794

Futures Contracts	$1,710,389	$—	$—	$1,710,389

Total	$1,710,389	$206,023,794	$—	$207,734,183

Pennsylvania Fund
Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Investments	$—	$232,874,090	$—	$232,874,090

Total Investments	$—	$232,874,090	$—	$232,874,090

Futures Contracts	$3,123,740	$—	$—	$3,123,740

Total	$3,123,740	$232,874,090	$—	$235,997,830

The Funds held no investments or other financial instruments as of July 31, 2012 whose fair value was determined using Level 3 inputs. At July 31, 2013, there were no investments transferred between Level 1 and Level 2 during the year then ended.

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Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Municipals Trust and Shareholders of Eaton Vance Arizona Municipal Income Fund, Eaton Vance Connecticut Municipal Income Fund, Eaton Vance Minnesota Municipal Income Fund, Eaton Vance New Jersey Municipal Income Fund and Eaton Vance Pennsylvania Municipal Income Fund:

We have audited the accompanying statements of assets and liabilities of Eaton Vance Arizona Municipal Income Fund, Eaton Vance Connecticut Municipal Income Fund, Eaton Vance Minnesota Municipal Income Fund, Eaton Vance New Jersey Municipal Income Fund and Eaton Vance Pennsylvania Municipal Income Fund (collectively, the “Funds”) (certain of the funds constituting Eaton Vance Municipals Trust), including the portfolios of investments, as of July 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Eaton Vance Arizona Municipal Income Fund, Eaton Vance Connecticut Municipal Income Fund, Eaton Vance Minnesota Municipal Income Fund, Eaton Vance New Jersey Municipal Income Fund and Eaton Vance Pennsylvania Municipal Income Fund as of July 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods presented in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 16, 2013

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Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2014 will show the tax status of all distributions paid to your account in calendar year 2013. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Funds. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding exempt-interest dividends.

Exempt-Interest Dividends.  The Funds designate the following percentages of dividends from net investment income as exempt-interest dividends:

Arizona Municipal Income Fund	100.00%
Connecticut Municipal Income Fund	99.34%
Minnesota Municipal Income Fund	99.93%
New Jersey Municipal Income Fund	99.53%
Pennsylvania Municipal Income Fund	99.74%

75

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Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 23, 2013, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by each adviser to the Eaton Vance Funds (including information specifically requested by the Board) for a series of meetings of the Contract Review Committee held between February and April 2013, as well as information considered during prior meetings of the committee. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;

•

An independent report comparing the investment performance of each fund (including, where relevant, yield data, Sharpe ratios and information ratios) to the investment performance of comparable funds over various time periods;

•	Data regarding investment performance in comparison to benchmark indices and customized peer groups, in each case as approved by the Board with respect to the funds;

•

For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;

•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;

•

Information about the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and the fund’s policies with respect to “soft dollar” arrangements;

•	Data relating to portfolio turnover rates of each fund;

•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

•	Information about each adviser’s processes for monitoring best execution of portfolio transactions, and other policies and practices of each adviser with respect to trading;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;

•

Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•	Copies of or descriptions of each adviser’s policies and procedures relating to proxy voting, the handling of corporate actions and class actions;

•

Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

•

A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

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Board of Trustees’ Contract Approval — continued

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and

•	The terms of each advisory agreement.

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2013, with respect to one or more funds, the Board met eight times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met eight, twenty-one, five, nine and thirteen times respectively. At such meetings, the Trustees participated in investment and performance reviews with the portfolio managers and other investment professionals of each adviser relating to each fund. The Board and its Committees considered the investment and trading strategies used in pursuing each fund’s investment objective, including, where relevant, the use of derivative instruments, as well as processes for monitoring best execution of portfolio transactions and risk management techniques. The Board and its Committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management and other fund advisers with respect to such matters.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreements of the following funds:

•	Eaton Vance Arizona Municipal Income Fund

•	Eaton Vance Connecticut Municipal Income Fund

•	Eaton Vance Minnesota Municipal Income Fund

•	Eaton Vance New Jersey Municipal Income Fund

•	Eaton Vance Pennsylvania Municipal Income Fund

(the “Funds”), each with Boston Management and Research (the “Adviser”), including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to each agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for each Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreements of the Funds, the Board evaluated the nature, extent and quality of services provided to the Funds by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by each Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Funds. In particular, the Board considered, where relevant, the abilities and experience of such investment personnel in analyzing factors such as credit risk, tax efficiency, and special considerations relevant to investing in municipal bonds. The Board considered the Adviser’s large municipal bond team, which includes portfolio managers and credit specialists who provide services to the Funds. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation methods of the Adviser to recruit and retain investment personnel, and the time and attention devoted to each Fund by senior management.

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Board of Trustees’ Contract Approval — continued

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreements.

Fund Performance

The Board compared each Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices, and assessed each Fund’s performance on the basis of total return and current income return. The Board’s review included comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2012 for each Fund. The Board considered the impact of extraordinary market conditions in recent years on each Fund’s performance in light of, among other things, the Adviser’s efforts to generate competitive levels of tax exempt current income over time through investments that, relative to its peer universe, focus on higher quality municipal bonds with longer maturities. The Board noted that the Adviser had taken action to restructure each Fund’s portfolio as part of a long-term strategy for managing interest rate risk, consistent with each Fund’s objective of providing current income, and that performance had improved relative to peer funds over recent periods. The Board concluded that each Fund’s performance had been satisfactory on the basis of current income return, and that it was appropriate to continue to monitor the effectiveness of the actions taken by the Adviser to improve Fund performance on the basis of total return, which the Board noted had improved for periods ended as of December 31, 2012.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates payable by each Fund (referred to as “management fees”). As part of its review, the Board considered the management fees and each Fund’s total expense ratio for the year ended September 30, 2012, as compared to a group of similarly managed funds selected by an independent data provider. The Board also considered factors that had an impact on Fund expense ratios, as identified by management in response to inquiries from the Contract Review Committee, as well as actions taken by management in recent years to reduce expenses at the Eaton Vance fund complex level, including the negotiation of reduced fees for transfer agency and custody services.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to each Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with their relationships with the Funds, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Funds and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and each Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of each Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of each Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of each Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that each Fund currently shares in the benefits from economies of scale. The Board also concluded that, assuming reasonably foreseeable increases in the assets of each Fund, the structure of each advisory fee, which includes breakpoints at several asset levels, will allow each Fund to continue to benefit from economies of scale in the future.

78

Eaton Vance

Municipal Income Funds

July 31, 2013

Management and Organization

Fund Management.  The Trustees of Eaton Vance Municipals Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Funds’ principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 186 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee
Thomas E. Faust Jr. 1958	Trustee	Since 2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 186 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(1) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Since 2007

Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).

Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Since 2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(1) None.

Ronald A. Pearlman 1940	Trustee	Since 2003

Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).

Directorships in the Last Five Years.(1) None.

79

Eaton Vance

Municipal Income Funds

July 31, 2013

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	Since 2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Since 1998

Distinguished Professor of Corporate and Business Law, Jack G. Clarke Business Law Institute, Cornell University Law School. Formerly, the Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.

Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) During Past Five Years
Thomas M. Metzold 1958	President	Since 2010	Vice President of EVM and BMR.

Payson F. Swaffield 1956	Vice President	Since 2011	Vice President and Chief Income Investment Officer of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011, Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

James F. Kirchner(2) 1967	Treasurer	Since 2013	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)

During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as Board members of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

(2)	Prior to 2013, Mr. Kirchner served as Assistant Treasurer of the Trust since 2007.

The SAI for the Funds includes additional information about the Trustees and officers of the Funds and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

80

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

81

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Investment Adviser

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

BNY Mellon Asset Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing the program is available to investors at www.FINRA.org.

313-9/13	7CSRC

Eaton Vance Municipal Opportunities Fund Annual Report July 31, 2013

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and is not subject to the CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report July 31, 2013

Eaton Vance

Municipal Opportunities Fund

Table of Contents

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	20

Federal Tax Information	21

Board of Trustees’ Contract Approval	22

Management and Organization	25

Important Notices	27

Eaton Vance

Municipal Opportunities Fund

July 31, 2013

Management’s Discussion of Fund Performance1

Economic and Market Conditions

For the first nine months of the fiscal year ended July 31, 2013, two intertwined forces dominated fixed-income markets: a low interest-rate environment that drove investors to search for yield and investors’ increased appetite for risk. Highly accommodative monetary policies instituted by central banks around the world pushed interest rates to historic lows. The U.S. Federal Reserve (the Fed) acted twice during the period to maintain downward pressure on rates. In September 2012, the Fed began purchasing approximately $40 billion of agency mortgage-backed securities (MBS) monthly. This was in addition to its existing Operation Twist, the central bank’s swapping of its short-term holdings for long-term Treasury bonds. In December 2012, the Fed replaced Operation Twist, which was expiring, with outright purchases of approximately $45 billion of Treasuries each month. This extraordinary downward pressure on yields drove investors to look for other sources of income. One beneficiary was the municipal bond market, which rallied during the first nine months of the period in response to strong investor demand.

In late May 2013, however, Fed Chairman Ben Bernanke surprised the markets by indicating that the Fed’s $85 billion in monthly asset purchases, known collectively as quantitative easing, could slow down and end sooner than most investors had expected. The negative effect on the bond market was swift and dramatic. Investors rushed to sell assets in anticipation of rising interest rates, and nearly every fixed-income asset class declined dramatically in value. Historic outflows had a particularly significant effect on municipal bonds because, unlike other fixed-income asset classes, the municipal bond market can be dramatically impacted by the actions of small individual investors. Even after the Fed tried to temper its comments and calm the markets, moderating the outflows in other fixed-income classes, heavy selling in municipals continued through the end of the fiscal year. The Fund’s benchmark, the Barclays Municipal Bond Index (the Index)2 — an unmanaged index of municipal bonds traded in the U.S. — declined 2.19% for the one-year period, while the Barclays Long (22+) Year Municipal Bond Index lost 4.51%.

Adding to the pressure in the municipal market, the city of Detroit filed Chapter 9 bankruptcy on July 18. Although not a surprise, because the city’s fiscal problems have been well-documented for many years, the bankruptcy’s negative headlines injected additional fear into the municipal bond market. While Detroit’s general obligation bonds represented less than 6% of the city’s reported overall debt, investors were watching the case closely to see how the bonds would be treated by the federal bankruptcy court.

Fund Performance

For the fiscal year ended July 31, 2013, Eaton Vance Municipal Opportunities Fund (the Fund) Class A shares at net asset value (NAV) had a total return of -4.87%, underperforming the -2.19% return of the Index.

To pursue its primary objective of maximizing after-tax total return, the Fund employs a flexible investment strategy that allows it to seek opportunities virtually anywhere on the yield curve and anywhere on the credit curve, across different sectors and different state issuers. Management has the ability to be opportunistic in pursuing the Fund’s total return objective, trading holdings whenever opportunities arise, with the ability to invest up to 20% of net assets in debt obligations other than tax-exempt municipal bonds. The Fund may also hedge interest-rate risk and hold leveraged investments, although those strategies were not used during the fiscal year ended July 31, 2013.

For the 12-month period, the Fund’s underperformance versus the Index was driven primarily by three factors. An overweighting in bonds relative to the Index in the zero to-4% coupon range proved detrimental to results versus the Index, as their generally longer durations were more negatively affected by rising rates during the period. An overweighting in bonds relative to the Index in the 10- to 20-year part of the yield curve, which underperformed shorter- and longer-maturity bonds, detracted from relative performance versus the Index as well. Finally, the Fund maintained longer average call protection than the Index, making the Fund’s effective maturity longer during the rising interest-rate environment seen in the last three months of the fiscal year.

Notable contributors to relative performance versus the Index included a lack of exposure to bonds issued by the Commonwealth of Puerto Rico, which performed poorly during the fiscal year, as well as security selection in BBB-rated6 issues.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance

Municipal Opportunities Fund

July 31, 2013

Performance2,3

Portfolio Managers Cynthia J. Clemson, Thomas M. Metzold, CFA, William H. Ahern, Jr., CFA, Craig R. Brandon, CFA and Adam Weigold, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	05/31/2011	05/31/2011	–4.87%	—	4.60%
Class A with 4.75% Maximum Sales Charge	—	—	–9.38	—	2.28
Class I at NAV	05/31/2011	05/31/2011	–4.62	—	4.92
Barclays Municipal Bond Index	—	05/31/2011	–2.19%	5.06%	4.30%

% Total Annual Operating Expense Ratios[4]				Class A	Class I
Gross				1.64%	1.39%
Net				1.10	0.85

% Distribution Rates/Yields[5]				Class A	Class I
Distribution Rate				2.32%	2.58%
Taxable-Equivalent Distribution Rate				4.10	4.56
SEC 30-day Yield				2.50	2.89
Taxable-Equivalent SEC 30-day Yield				4.42	5.11

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class I	$250,000	05/31/2011	$277,450	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance

Municipal Opportunities Fund

July 31, 2013

Fund Profile

Credit Quality (% of total investments)6

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Municipal Opportunities Fund

July 31, 2013

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Barclays Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. Barclays Long (22+) Year Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. with maturities of 22 years or more. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

[4]	Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 11/30/13. Without the reimbursement, performance would have been lower.
[5]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV at the end of the period. The Fund’s distributions may be composed of ordinary income, tax-exempt income, net realized capital gains and return of capital. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. As portfolio and market conditions change, the rate of distributions paid by the Fund could change. Taxable-equivalent performance is based on the highest combined federal and state income tax rates, where applicable. Lower tax rates would result in lower tax-equivalent performance. Actual tax rates will vary depending on your income, exemptions and deductions. Rates do not include local taxes. SEC Yield is a standardized measure based on the estimated yield to maturity of a fund’s investments over a 30-day period and is based on the maximum offer price at the date specified. The SEC Yield is not based on the distributions made by the Fund, which may differ. Yield reflects the effect of fee waivers and expense reimbursements.

[6]

Ratings are based on Moody’s, S&P or Fitch, as applicable. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by Standard and Poor’s or Fitch (Baa or higher by Moody’s) are considered to be investment grade quality. Credit ratings are based largely on the rating agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. If securities are rated differently by the rating agencies, the higher rating is applied. Holdings designated as “Not Rated” are not rated by the national rating agencies stated above.

Fund profile subject to change due to active management.

5

Eaton Vance

Municipal Opportunities Fund

July 31, 2013

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2013 – July 31, 2013).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (2/1/13)	Ending Account Value (7/31/13)	Expenses Paid During Period* (2/1/13 – 7/31/13)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$927.60	$5.26	**	1.10%
Class I	$1,000.00	$928.00	$4.06	**	0.85%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.30	$5.51	**	1.10%
Class I	$1,000.00	$1,020.60	$4.26	**	0.85%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on January 31, 2013.

**	Absent an allocation of certain expenses to an affiliate, expenses would be higher.

6

Eaton Vance

Municipal Opportunities Fund

July 31, 2013

Portfolio of Investments

Tax-Exempt Municipal Securities — 95.1%

Security	Principal Amount (000’s omitted)	Value

Bond Bank — 5.5%
Arkansas Development Finance Authority, (Revolving Loan Fund), 5.00%, 6/1/24	$200	$230,978
New York Environmental Facilities Corp., (New York City Municipal Water Finance Authority), 5.00%, 6/15/31	500	535,200
Rhode Island Clean Water Finance Agency, 4.00%, 10/1/31	1,000	983,460

		$1,749,638

Education — 10.0%
Hempstead, NY, Local Development Corp., (Adelphi University), 5.00%, 6/1/20	$110	$126,180
Hempstead, NY, Local Development Corp., (Adelphi University), 5.00%, 6/1/21	140	159,468
Massachusetts Health and Educational Facilities Authority, (Harvard University), 5.50%, 11/15/36	325	362,869
New York Dormitory Authority, (Cornell University), 5.00%, 7/1/32	500	531,175
Union County, PA, Higher Educational Facilities Financing Authority, (Bucknell University), 4.00%, 4/1/23	195	208,859
University of Arkansas, (UAMS Campus), 4.00%, 11/1/34	1,000	919,130
University of Cincinnati, OH, 4.00%, 6/1/25	95	97,002
University of Cincinnati, OH, 4.00%, 6/1/26	40	40,298
University of Minnesota, 5.00%, 12/1/26	200	224,624
University of Virginia, 4.00%, 6/1/27(1)	510	529,140

		$3,198,745

Electric Utilities — 6.3%
American Municipal Power, Inc., OH, (AMP Fremont Energy Center), 5.25%, 2/15/28	$250	$265,900
Berkeley County, SC, Utility System Revenue, 4.00%, 6/1/28	750	740,047
Pima County, AZ, Industrial Development Authority, (Tucson Electric Power Co.), 5.25%, 10/1/40	345	334,302
Seattle, WA, Municipal Light and Power, 5.00%, 2/1/22	350	395,909
Vernon, CA, Electric System Revenue, 5.125%, 8/1/21	250	269,723

		$2,005,881

General Obligations — 25.1%
California, 5.00%, 2/1/31	$180	$188,739
California, 5.00%, 4/1/37	335	343,499
Comal Independent School District, TX, (PSF Guaranteed), 4.00%, 2/1/24	135	143,028
Denver City and County, CO, School District No. 1, 4.00%, 12/1/26(1)	175	178,633
Ferndale, MI, Public Schools, 4.00%, 5/1/23	340	355,994
Georgia, 4.50%, 7/1/28	250	266,083

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)
Hawaii, 5.00%, 11/1/27	$30	$33,457
Howell, MI, Public Schools, 4.50%, 5/1/29	495	502,128
Illinois, 5.50%, 7/1/33	375	380,708
Massachusetts, 0.734%, 11/1/25(1)(2)	500	457,650
Mendon, MI, Community Schools, 3.00%, 5/1/22(1)	495	505,345
Minnesota, 5.00%, 8/1/20	220	263,056
New York, 4.00%, 3/1/23	500	545,885
Pascack Valley Regional High School District, NJ, 3.00%, 8/15/17	10	10,741
Pascack Valley Regional High School District, NJ, 3.00%, 8/15/18	10	10,798
Phoenix, AZ, 4.00%, 7/1/27	250	252,895
San Bernardino Community College District, CA, 5.00%, 8/1/29	1,000	1,053,080
Scarborough, ME, 5.00%, 11/1/26	430	475,945
Tualatin Valley, OR, Fire and Rescue, A Rural Fire Protection District, 5.00%, 6/1/25	350	392,025
Utah, 5.00%, 7/1/25	350	399,129
Virginia, 4.00%, 6/1/26	500	524,775
Virginia Beach, VA, 4.00%, 4/1/27	240	246,499
Washington, 4.00%, 7/1/27	500	504,270

		$8,034,362

Hospital — 13.9%
California Health Facilities Financing Authority, (Memorial Health Services), 5.00%, 10/1/22	$200	$227,374
California Health Facilities Financing Authority, (Providence Health System), 6.50%, 10/1/38	345	395,839
California Health Facilities Financing Authority, (St. Joseph Health System), 5.50%, 7/1/29	200	219,300
Highlands County, FL, Health Facilities Authority, (Adventist Health System), 5.00%, 11/15/25	315	338,379
Lexington County Health Services District, Inc., SC, 5.00%, 11/1/32	525	529,961
Massachusetts Health and Educational Facilities Authority, (Lowell General Hospital), 4.75%, 7/1/25	285	286,744
New Jersey Health Care Facilities Financing Authority, (Meridian Health System), 5.00%, 7/1/21	250	277,925
New York Dormitory Authority, (Memorial Sloan-Kettering Cancer Center), 4.375%, 7/1/34	250	246,618
Norfolk, VA, Economic Development Authority, (Bon Secours Health System, Inc.), 5.00%, 11/1/28	275	279,769
Onondaga Civic Development Corp., NY, (St. Joseph’s Hospital Health Center), 4.50%, 7/1/32	210	184,590
Tarrant County Cultural Education Facilities Finance Corp., TX, (Baylor Health Care System), 4.00%, 11/15/32	500	432,950
Tarrant County Cultural Education Facilities Finance Corp., TX, (Cook Children’s Medical Center), 5.25%, 12/1/39(3)	750	766,755

7	See Notes to Financial Statements.

Eaton Vance

Municipal Opportunities Fund

July 31, 2013

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Hospital (continued)
Yavapai County, AZ, Industrial Development Authority, (Yavapai Regional Medical Center), 5.25%, 8/1/33(3)	$250	$245,000

		$4,431,204

Industrial Development Revenue — 1.8%
California Pollution Control Financing Authority, (Waste Management, Inc.), (AMT), 5.125%, 11/1/23	$250	$252,975
Niagara Area Development Corp., NY, (Covanta Energy), 4.00%, 11/1/24	370	341,136

		$594,111

Insured – Electric Utilities — 0.6%
Long Island Power Authority, NY, Electric System Revenue, (BHAC), 5.75%, 4/1/33	$170	$190,589

		$190,589

Insured – General Obligations — 1.0%
Baldwin County, AL, (AGC), 5.00%, 5/1/23	$45	$50,758
Will County, IL, Community Unit School District No. 365-U, (Valley View), (NPFG), 0.00%, 11/1/25	450	259,853

		$310,611

Insured – Other Revenue — 0.7%
New York, NY, Industrial Development Agency, (Yankee Stadium), (AGC), 7.00%, 3/1/49	$200	$234,020

		$234,020

Insured – Special Tax Revenue — 1.1%
Illinois Sports Facilities Authority, (AMBAC), 0.00%, 6/15/22	$500	$348,950

		$348,950

Insured – Water and Sewer — 1.7%
Detroit, MI, Sewage Disposal System, (AGM), 0.784%, 7/1/32(2)	$500	$378,875
Detroit, MI, Sewage Disposal System, (AGM), 5.00%, 7/1/39	175	159,831

		$538,706

Other Revenue — 2.7%
District of Columbia, (Association of American Medical Colleges), 5.00%, 10/1/30	$500	$513,610
Texas Municipal Gas Acquisition and Supply Corp. III, Gas Supply Revenue, 5.00%, 12/15/29	250	243,738
Texas Municipal Gas Acquisition and Supply Corp. III, Gas Supply Revenue, 5.00%, 12/15/30	100	96,291

		$853,639

Security	Principal Amount (000’s omitted)	Value

Senior Living / Life Care — 0.5%
Lee County, FL, Industrial Development Authority, (Shell Point), 5.50%, 11/15/21	$150	$159,578

		$159,578

Special Tax Revenue — 4.0%
Connecticut, Special Tax Obligation, (Transportation Infrastructure), 5.00%, 1/1/29	$255	$273,595
Illinois, Sales Tax Revenue, 5.00%, 6/15/31	300	310,239
Massachusetts School Building Authority, Dedicated Sales Tax Revenue, 5.00%, 8/15/29	280	302,825
Metropolitan Transportation Authority, NY, Dedicated Tax Revenue, 0.00%, 11/15/30	125	54,680
Metropolitan Transportation Authority, NY, Dedicated Tax Revenue, 0.00%, 11/15/32	80	31,803
Michigan Trunk Line Fund, 5.00%, 11/15/20	250	293,680

		$1,266,822

Student Loan — 1.7%
Massachusetts Educational Financing Authority, (AMT), 5.50%, 7/1/26	$200	$206,664
New Jersey Higher Education Student Assistance Authority, (AMT), 5.00%, 12/1/27	315	336,776

		$543,440

Transportation — 15.0%
Dallas and Fort Worth, TX, (Dallas/Fort Worth International Airport), 5.00%, 11/1/20(3)	$500	$567,940
Dallas and Fort Worth, TX, (Dallas/Fort Worth International Airport), (AMT), 5.00%, 11/1/38	140	133,617
Dallas and Fort Worth, TX, (Dallas/Fort Worth International Airport), (AMT), 5.00%, 11/1/42	95	90,104
Grand Parkway Transportation Corp., TX, 5.50%, 4/1/53(3)	500	493,595
Greater Orlando, FL, Aviation Authority, (AMT), 5.00%, 10/1/21	250	282,392
Hawaii, Airports System Revenue, 5.25%, 7/1/29	250	266,687
Los Angeles, CA, Department of Airports, (Los Angeles International Airport), 5.25%, 5/15/28	250	266,110
Memphis-Shelby County, TN, Airport Authority, (AMT), 5.00%, 7/1/25	250	260,695
Metropolitan Transportation Authority, NY, 5.25%, 11/15/40	250	255,598
New Jersey Turnpike Authority, 5.00%, 1/1/35	125	128,101
Pennsylvania Economic Development Financing Authority, (Amtrak), (AMT), 5.00%, 11/1/41	250	242,620
Pennsylvania Turnpike Commission, 5.00%, 12/1/24	250	270,940
Philadelphia, PA, Airport Revenue, (AMT), 5.00%, 6/15/26	45	46,192
Port Authority of New York and New Jersey, 4.00%, 12/1/23	250	266,397
Port Authority of New York and New Jersey, (AMT), 4.50%, 4/1/37	230	215,650

8	See Notes to Financial Statements.

Eaton Vance

Municipal Opportunities Fund

July 31, 2013

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Transportation (continued)
Route 460 Funding Corp., VA, 0.00%, 7/1/29(1)	$1,000	$419,690
San Francisco City and County, CA, Airport Commission, (San Francisco International Airport), (AMT), 5.00%, 5/1/24	400	429,904
Texas Transportation Commission, (Central Texas Turnpike System), 5.00%, 8/15/41	165	158,742
Triborough Bridge and Tunnel Authority, NY, 0.00%, 11/15/30	35	14,823

		$4,809,797

Water and Sewer — 3.5%
Baltimore, MD, (Wastewater Projects), 5.00%, 7/1/26	$400	$442,768
Detroit, MI, Water Supply System, 5.25%, 7/1/41	210	192,488
New York, NY, Municipal Water Finance Authority, (Water and Sewer System), 5.00%, 6/15/34	250	261,843
Virginia Resources Authority, (Tuckahoe Creek Service District), 0.00%, 11/1/30	500	222,550

		$1,119,649

Total Tax-Exempt Municipal Securities — 95.1% (identified cost $31,374,877)		$30,389,742

Taxable Municipal Securities — 4.9%

Security	Principal Amount (000’s omitted)	Value

General Obligations — 1.9%
Howard County, MD, 5.55%, 2/15/30(4)	$50	$56,046
Montgomery County, PA, 6.03%, 9/1/39(4)	500	557,150

		$613,196

Insured – Special Tax Revenue — 1.4%
Colony Local Development Corp., TX, Sales Tax Revenue, (BHAC), 4.881%, 10/1/47	$495	$437,090

		$437,090

Lease Revenue / Certificates of Participation — 0.7%
North Carolina Turnpike Authority, (Triangle Expressway System), 6.70%, 1/1/39(4)	$210	$233,205

		$233,205

Other Revenue — 0.9%
Battery Park City Authority, NY, 6.375%, 11/1/39(4)	$270	$302,359

		$302,359

Security	Value

Total Taxable Municipal Securities — 4.9% (identified cost $1,694,466)	$1,585,850

Total Investments — 100.0% (identified cost $33,069,343)	$31,975,592

Other Assets, Less Liabilities — (0.0)%(5)	$(10,969)

Net Assets — 100.0%	$31,964,623

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

AGC	–	Assured Guaranty Corp.
AGM	–	Assured Guaranty Municipal Corp.
AMBAC	–	AMBAC Financial Group, Inc.
AMT	–	Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.
BHAC	–	Berkshire Hathaway Assurance Corp.
NPFG	–	National Public Finance Guaranty Corp.
PSF	–	Permanent School Fund

At July 31, 2013, the concentration of the Fund’s investments in the various states, determined as a percentage of net assets, is as follows:

New York	14.1%
California	11.4%
Texas	11.1%
Others, representing less than 10% individually	63.4%

The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at July 31, 2013, 6.4% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution or financial guaranty assurance agency ranged from 0.8% to 2.0% of total investments.

(1)	Security (or a portion thereof) has been segregated to cover payable for when-issued securities.

(2)	Variable rate security. The stated interest rate represents the rate in effect at July 31, 2013.

(3)	When-issued security.

(4)

Build America Bond. Represents taxable municipal obligation issued pursuant to the America Recovery and Reinvestment Act of 2009 or other legislation providing for the issuance of taxable municipal debt on which the issuer receives federal support.

(5)	Amount is less than 0.05%.

9	See Notes to Financial Statements.

Eaton Vance

Municipal Opportunities Fund

July 31, 2013

Statement of Assets and Liabilities

Assets	July 31, 2013
Investments, at value (identified cost, $33,069,343)	$31,975,592
Cash	1,379,066
Interest receivable	294,184
Receivable for investments sold	644,702
Receivable for Fund shares sold	31,781
Receivable from affiliate	4,958
Total assets	$34,330,283

Liabilities
Payable for investments purchased	$132,310
Payable for when-issued securities	2,079,750
Payable for Fund shares redeemed	69,725
Distributions payable	22,453
Payable to affiliates:
Investment adviser and administration fee	17,885
Distribution and service fees	3,832
Accrued expenses	39,705
Total liabilities	$2,365,660
Net Assets	$31,964,623

Sources of Net Assets
Paid-in capital	$33,683,366
Accumulated distributions in excess of net realized gain	(624,671)
Accumulated distributions in excess of net investment income	(321)
Net unrealized depreciation	(1,093,751)
Net Assets	$31,964,623

Class A Shares
Net Assets	$15,596,121
Shares Outstanding	1,523,273
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.24
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$10.75

Class I Shares
Net Assets	$16,368,502
Shares Outstanding	1,597,158
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.25

On sales of $50,000 or more, the offering price of Class A shares is reduced.

10	See Notes to Financial Statements.

Eaton Vance

Municipal Opportunities Fund

July 31, 2013

Statement of Operations

Investment Income	Year Ended July 31, 2013
Interest	$899,660
Total investment income	$899,660

Expenses
Investment adviser and administration fee	$171,831
Distribution and service fees
Class A	32,906
Trustees’ fees and expenses	1,740
Custodian fee	29,927
Transfer and dividend disbursing agent fees	6,974
Legal and accounting services	28,462
Printing and postage	11,966
Registration fees	41,214
Miscellaneous	22,043
Total expenses	$347,063
Deduct —
Reduction of custodian fee	$1,300
Allocation of expenses to affiliate	68,972
Total expense reductions	$70,272

Net expenses	$276,791

Net investment income	$622,869

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$(571,796)
Net realized loss	$(571,796)
Change in unrealized appreciation (depreciation) —
Investments	$(2,283,049)
Net change in unrealized appreciation (depreciation)	$(2,283,049)

Net realized and unrealized loss	$(2,854,845)

Net decrease in net assets from operations	$(2,231,976)

11	See Notes to Financial Statements.

Eaton Vance

Municipal Opportunities Fund

July 31, 2013

Statements of Changes in Net Assets

	Year Ended July 31,
Increase (Decrease) in Net Assets	2013	2012
From operations —
Net investment income	$622,869	$395,947
Net realized gain (loss) from investment transactions	(571,796)	562,492
Net change in unrealized appreciation (depreciation) from investments	(2,283,049)	1,100,095
Net increase (decrease) in net assets from operations	$(2,231,976)	$2,058,534
Distributions to shareholders —
From net investment income
Class A	$(263,244)	$(91,899)
Class I	(352,439)	(301,447)
From net realized gain
Class A	(211,992)	(19,329)
Class I	(343,486)	(57,618)
Total distributions to shareholders	$(1,171,161)	$(470,293)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$15,630,611	$7,302,770
Class I	8,845,796	993,355
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	474,738	109,621
Class I	169,987	9,240
Cost of shares redeemed
Class A	(5,679,638)	(1,116,673)
Class I	(3,505,849)	(7,680)
Net increase in net assets from Fund share transactions	$15,935,645	$7,290,633

Net increase in net assets	$12,532,508	$8,878,874

Net Assets
At beginning of year	$19,432,115	$10,553,241
At end of year	$31,964,623	$19,432,115

Accumulated undistributed (distributions in excess of) net investment income included in net assets
At end of year	$(321)	$—

12	See Notes to Financial Statements.

Eaton Vance

Municipal Opportunities Fund

July 31, 2013

Financial Highlights

	Class A
	Year Ended July 31,		Period Ended July 31, 2011(1)
	2013	2012
Net asset value — Beginning of period	$11.240	$10.090	$10.000

Income (Loss) From Operations
Net investment income	$0.225	$0.257	$0.015
Net realized and unrealized gain (loss)	(0.739)	1.205	0.090

Total income (loss) from operations	$(0.514)	$1.462	$0.105

Less Distributions
From net investment income	$(0.225)	$(0.257)	$(0.015)
From net realized gain	(0.261)	(0.055)	—

Total distributions	$(0.486)	$(0.312)	$(0.015)

Net asset value — End of period	$10.240	$11.240	$10.090

Total Return(2)	(4.87)%	14.69%	1.05	%(3)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$15,596	$6,886	$217
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	1.10%	1.10%	1.10	%(6)
Net investment income	2.02%	2.36%	0.96	%(6)
Portfolio Turnover	85%	85%	21	%(3)

(1)	For the period from the start of business, May 31, 2011, to July 31, 2011.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Not annualized.

(4)

The investment adviser and administrator reimbursed operating expenses (equal to 0.24%, 0.54% and 4.13% of average daily net assets for the years ended July 31, 2013 and 2012 and the period ended July 31, 2011, respectively). Absent this reimbursement, total return would have been lower.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Annualized.

13	See Notes to Financial Statements.

Eaton Vance

Municipal Opportunities Fund

July 31, 2013

Financial Highlights — continued

	Class I
	Year Ended July 31,		Period Ended July 31, 2011(1)
	2013	2012
Net asset value — Beginning of period	$11.250	$10.090	$10.000

Income (Loss) From Operations
Net investment income	$0.253	$0.286	$0.018
Net realized and unrealized gain (loss)	(0.738)	1.215	0.090

Total income (loss) from operations	$(0.485)	$1.501	$0.108

Less Distributions
From net investment income	$(0.254)	$(0.286)	$(0.018)
From net realized gain	(0.261)	(0.055)	—

Total distributions	$(0.515)	$(0.341)	$(0.018)

Net asset value — End of period	$10.250	$11.250	$10.090

Total Return(2)	(4.62)%	15.10%	1.08	%(3)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$16,369	$12,546	$10,336
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	0.85%	0.85%	0.85	%(6)
Net investment income	2.30%	2.68%	1.07	%(6)
Portfolio Turnover	85%	85%	21	%(3)

(1)	For the period from the start of business, May 31, 2011, to July 31, 2011.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)	Not annualized.

(4)

The investment adviser and administrator reimbursed operating expenses (equal to 0.24%, 0.54% and 4.13% of average daily net assets for the years ended July 31, 2013 and 2012 and the period ended July 31, 2011, respectively). Absent this reimbursement, total return would have been lower.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Annualized.

14	See Notes to Financial Statements.

Eaton Vance

Municipal Opportunities Fund

July 31, 2013

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Municipal Opportunities Fund (the Fund) is a diversified series of Eaton Vance Municipals Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund seeks to maximize after-tax total return. The Fund offers two classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions and Related Income — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax-exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. The Fund intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in non-taxable municipal securities, which are exempt from regular federal income tax when received by the Fund, as exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

At July 31, 2013, the Fund had a net capital loss of $616,736 attributable to security transactions incurred after October 31, 2012 that it has elected to defer. This net capital loss is treated as arising on the first day of the Fund’s taxable year ending July 31, 2014.

As of July 31, 2013, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Legal Fees — Legal fees and other related expenses incurred as part of negotiations of the terms and requirement of capital infusions, or that are expected to result in the restructuring of, or a plan of reorganization for, an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

15

Eaton Vance

Municipal Opportunities Fund

July 31, 2013

Notes to Financial Statements — continued

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I  When-Issued Securities and Delayed Delivery Transactions — The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Fund maintains security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

2  Distributions to Shareholders

The net investment income of the Fund is determined daily and substantially all of the net investment income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are declared separately for each class of shares. Distributions are paid monthly. Distributions of realized capital gains are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended July 31, 2013 and July 31, 2012 was as follows:

	Year Ended July 31,
	2013	2012

Distributions declared from:
Tax-exempt income	$594,674	$387,505
Ordinary income	$554,737	$82,788
Long-term capital gains	$21,750	$—

During the year ended July 31, 2013, accumulated distributions in excess of net realized gain was decreased by $7,507 and accumulated distributions in excess of net investment income was increased by $7,507 due to differences between book and tax accounting, primarily for accretion of market discount. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of July 31, 2013, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed tax-exempt income	$22,133
Post October capital losses	$(616,736)
Net unrealized depreciation	$(1,101,687)
Other temporary differences	$(22,453)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to accretion of market discount, the timing of recognizing of distributions to shareholders and wash sales.

16

Eaton Vance

Municipal Opportunities Fund

July 31, 2013

Notes to Financial Statements — continued

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory and administrative services rendered to the Fund. The fee is computed at an annual rate of 0.60% of the Fund’s average daily net assets up to $500 million and is payable monthly. On net assets of $500 million and over, the annual fee is reduced. For the year ended July 31, 2013, the investment adviser and administration fee amounted to $171,831 or 0.60% of the Fund’s average daily net assets. EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 1.10% and 0.85% of the Fund’s average daily net assets for Class A and Class I, respectively. This agreement may be changed or terminated after November 30, 2013. Pursuant to this agreement, EVM was allocated $68,972 of the Fund’s operating expenses for the year ended July 31, 2013. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended July 31, 2013, EVM earned $271 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $9,535 as its portion of the sales charge on sales of Class A shares for the year ended July 31, 2013. EVD also received distribution and service fees from Class A shares (see Note 4).

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser and administration fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended July 31, 2013, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4  Distribution Plan

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended July 31, 2013 amounted to $32,906 for Class A shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d).

5  Contingent Deferred Sales Charges

Class A shares may be subject to a 1% contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. For the year ended July 31, 2013, the Fund was informed that EVD received no CDSCs paid by Class A shareholders.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $39,345,440 and $22,917,792, respectively, for the year ended July 31, 2013.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended July 31,
Class A	2013	2012

Sales	1,402,209	684,329
Issued to shareholders electing to receive payments of distributions in Fund shares	42,922	10,131
Redemptions	(534,685)	(103,184)

Net increase	910,446	591,276

17

Eaton Vance

Municipal Opportunities Fund

July 31, 2013

Notes to Financial Statements — continued

	Year Ended July 31,
Class I	2013	2012

Sales	797,928	91,219
Issued to shareholders electing to receive payments of distributions in Fund shares	15,400	848
Redemptions	(331,527)	(710)

Net increase	481,801	91,357

At July 31, 2013, EVM owned 32% of the value of the outstanding shares of the Fund.

8  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at July 31, 2013, as determined on a federal income tax basis, were as follows:

Aggregate cost	$33,077,279

Gross unrealized appreciation	$325,872
Gross unrealized depreciation	(1,427,559)

Net unrealized depreciation	$(1,101,687)

9  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $600 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended July 31, 2013.

10 Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

18

Eaton Vance

Municipal Opportunities Fund

July 31, 2013

Notes to Financial Statements — continued

At July 31, 2013, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Municipal Securities	$—	$30,389,742	$—	$30,389,742
Taxable Municipal Securities	—	1,585,850	—	1,585,850

Total Investments	$—	$31,975,592	$—	$31,975,592

The Fund held no investments or other financial instruments as of July 31, 2012 whose fair value was determined using Level 3 inputs. At July 31, 2013, there were no investments transferred between Level 1 and Level 2 during the year then ended.

19

Eaton Vance

Municipal Opportunities Fund

July 31, 2013

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Municipals Trust and Shareholders of Eaton Vance Municipal Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Municipal Opportunities Fund (the “Fund”) (one of the funds constituting Eaton Vance Municipals Trust), including the portfolio of investments, as of July 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from the start of business, May 31, 2011, to July 31, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Municipal Opportunities Fund as of July 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from the start of business, May 31, 2011, to July 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 16, 2013

20

Eaton Vance

Municipal Opportunities Fund

July 31, 2013

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2014 will show the tax status of all distributions paid to your account in calendar year 2013. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding exempt-interest dividends and capital gains dividends.

Exempt-Interest Dividends.  The Fund designates 96.59% of dividends from net investment income as an exempt-interest dividend.

Capital Gains Dividends.  The Fund hereby designates $21,750 as capital gains dividends with respect to the taxable year ended July 31, 2013, or if subsequently determined to be different, the net capital gain of such year.

21

Eaton Vance

Municipal Opportunities Fund

July 31, 2013

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 23, 2013, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by each adviser to the Eaton Vance Funds (including information specifically requested by the Board) for a series of meetings of the Contract Review Committee held between February and April 2013, as well as information considered during prior meetings of the committee. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;

•

An independent report comparing the investment performance of each fund (including, where relevant, yield data, Sharpe ratios and information ratios) to the investment performance of comparable funds over various time periods;

•	Data regarding investment performance in comparison to benchmark indices and customized peer groups, in each case as approved by the Board with respect to the funds;

•

For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;

•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;

•

Information about the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and the fund’s policies with respect to “soft dollar” arrangements;

•	Data relating to portfolio turnover rates of each fund;

•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

•	Information about each adviser’s processes for monitoring best execution of portfolio transactions, and other policies and practices of each adviser with respect to trading;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;

•

Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•	Copies of or descriptions of each adviser’s policies and procedures relating to proxy voting, the handling of corporate actions and class actions;

•

Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

•

A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

22

Eaton Vance

Municipal Opportunities Fund

July 31, 2013

Board of Trustees’ Contract Approval — continued

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and

•	The terms of each advisory agreement.

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2013, with respect to one or more funds, the Board met eight times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met eight, twenty-one, five, nine and thirteen times respectively. At such meetings, the Trustees participated in investment and performance reviews with the portfolio managers and other investment professionals of each adviser relating to each fund. The Board and its Committees considered the investment and trading strategies used in pursuing each fund’s investment objective, including, where relevant, the use of derivative instruments, as well as processes for monitoring best execution of portfolio transactions and risk management techniques. The Board and its Committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management and other fund advisers with respect to such matters.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory and administrative agreement of Eaton Vance Municipal Opportunities Fund (the “Fund”) with Eaton Vance Management (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory and administrative agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory and administrative agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. In particular, the Board considered, where relevant, the abilities and experience of such investment personnel in analyzing factors relevant to investing in municipal bonds, Treasury securities and other securities backed by the U.S. government or its agencies. The Board considered the Adviser’s large municipal bond team, which includes portfolio managers and credit specialists who provide services to the Fund. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation methods of the Adviser to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

23

Eaton Vance

Municipal Opportunities Fund

July 31, 2013

Board of Trustees’ Contract Approval — continued

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory and administrative agreement.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-year period ended September 30, 2012 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory and administrative fee rates payable by the Fund (referred to as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2012, as compared to a group of similarly managed funds selected by an independent data provider. The Board also considered factors that had an impact on Fund expense ratios relative to the peer group, as identified by management in response to inquiries from the Contract Review Committee as well as actions taken by management in recent years to reduce expenses at the Eaton Vance fund complex level, including the negotiation of reduced fees for transfer agency and custody services.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with their relationships with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Fund, the structure of the advisory fee, which includes breakpoints at several asset levels, will allow the Fund to continue to benefit from economies of scale in the future.

24

Eaton Vance

Municipal Opportunities Fund

July 31, 2013

Management and Organization

Fund Management.  The Trustees of Eaton Vance Municipals Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Trust’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 186 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 186 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(1) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Since 2007

Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).

Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Since 2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(1) None.

Ronald A. Pearlman 1940	Trustee	Since 2003

Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).

Directorships in the Last Five Years.(1) None.

25

Eaton Vance

Municipal Opportunities Fund

July 31, 2013

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)
Helen Frame Peters 1948	Trustee	Since 2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Since 1998

Distinguished Professor of Corporate and Business Law, Jack G. Clarke Business Law Institute, Cornell University Law School. Formerly, the Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.

Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) During Past Five Years
Thomas M. Metzold 1958	President	Since 2010	Vice President of EVM and BMR.
Payson F. Swaffield 1956	Vice President	Since 2011	Vice President and Chief Income Investment Officer of EVM and BMR.
Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011, Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.
James F. Kirchner(2) 1967	Treasurer	Since 2013	Vice President of EVM and BMR.
Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)

During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as Board members of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

(2)	Prior to 2013, Mr. Kirchner served as Assistant Treasurer of the Trust since 2007.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

26

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

27

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Investment Advisor and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

BNY Mellon Asset Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing the program is available to investors at www.FINRA.org.

5279-9/13	MUNIOPPSRC

Item 2. Code of Ethics

Not required in this filing.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a consultant and private investor. Previously, he served as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).

Item 4. Principal Accountant Fees and Services

(a)-(d)

Eaton Vance Arizona Municipal Income Fund, Eaton Vance Connecticut Municipal Income Fund, Eaton Vance Minnesota Municipal Income Fund, Eaton Vance Municipal Opportunities Fund, Eaton Vance New Jersey Municipal Income Fund, and Eaton Vance Pennsylvania Municipal Income Fund (the “Fund(s)”) are series of Eaton Vance Municipals Trust (the “Trust”), a Massachusetts business trust, which, including the Funds, contains a total of 22 series (the “Series”). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Funds’ annual reports.

The following tables represent the aggregate fees billed to each Fund for the Funds’ fiscal years ended July 31, 2012 and July 31, 2013 by the Funds’ principal accountant, Deloitte and Touche LLP (“D&T”) for professional services rendered for the audit of the Funds’ annual financial statements and fees billed for other services rendered by D&T during those periods.

Eaton Vance Arizona Municipal Income Fund

Fiscal Years Ended	7/31/2012	7/31/2013
Audit Fees	$30,620	$31,420
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$8,730	$9,140
All Other Fees(3)	$310	$0

Total	$39,660	$40,560

Eaton Vance Connecticut Municipal Income Fund

Fiscal Years Ended	7/31/2012	7/31/2013
Audit Fees	$36,690	$32,590
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$8,830	$9,240
All Other Fees(3)	$310	$0

Total	$45,830	$41,830

Eaton Vance Minnesota Municipal Income Fund

Fiscal Years Ended	7/31/2012	7/31/2013
Audit Fees	$26,800	$27,600
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$8,030	$8,440
All Other Fees(3)	$310	$0

Total	$35,140	$36,040

Eaton Vance New Jersey Municipal Income Fund

Fiscal Years Ended	7/31/2012	7/31/2013
Audit Fees	$52,260	$53,360
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$9,380	$9,790
All Other Fees(3)	$310	$0

Total	$61,950	$63,150

Eaton Vance Pennsylvania Municipal Income Fund

Fiscal Years Ended	7/31/2012	7/31/2013
Audit Fees	$53,670	$54,770
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$10,180	$10,590
All Other Fees(3)	$310	$0

Total	$64,160	$65,360

Eaton Vance Municipal Opportunities Fund

Fiscal Year Ended	7/31/2012	7/31/2013
Audit Fees	$18,020	$18,720
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$8,200	$8,610
All Other Fees(3)	$310	$0

Total	$26,530	$27,330

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.
(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.
(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The Series comprising the Trust have varying fiscal year ends (July 31, August 31, and September 30). The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by D&T, for the last two fiscal years of each Series.

Fiscal Years Ended	8/31/11	9/30/11	7/31/12	8/31/12	9/30/12	7/31/13
Audit Fees	$339,390	$283,018	$218,060	$358,770	$298,710	$218,460
Audit-Related Fees(1)	$0	$0	$0	$0	$0	$0
Tax Fees(2)	$96,730	$65,550	$53,350	$99,280	$67,300	$55,810
All Other Fees(3)	$3,300	$1,500	$1,860	$3,410	$1,550	$0

Total	$439,420	$350,068	$273,270	$461,460	$367,560	$274,270

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonable related to the performance of the registrant’s audit of financial statements and are not reported under the category of audit fees.
(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.
(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by D&T for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to the Eaton Vance organization by D&T for the same time period.

Fiscal Years Ended	8/31/11	9/30/11	7/31/12	8/31/12	9/30/12	7/31/13
Registrant(1)	$100,030	$67,050	$55,210	$102,690	$68,850	$55,810

Eaton Vance(2)	$224,191	$226,431	$608,859	$606,619	$606,619	$276,151

(1)	Includes all of the Series in the Trust.
(2)	The investment adviser to the Series, as well as any of its affiliates that provide ongoing services to the Series, are subsidiaries of Eaton Vance Corp.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not required in this filing.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not required in this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not required in this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not required in this filing.

Item 10. Submission of Matters to a Vote of Security Holders

No Material Changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Municipals Trust

By:	/s/ Thomas M. Metzold
Thomas M. Metzold
President

Date: September 12, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date: September 12, 2013

By:	/s/ Thomas M. Metzold
Thomas M. Metzold
President

Date: September 12, 2013